                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------



                                    FORM OF

                       TRANSFER AND SERVICING AGREEMENT

                                      among



                               CONSECO BANK, INC.,
                             TRANSFEROR AND SERVICER

                   CONSECO FINANCE CREDIT CARD FUNDING CORP.,
                                   TRANSFEROR

                                       and

              CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST,
                                      TRUST



                             Dated as of May 1, 2001




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.        Definitions.........................................................1

Section 1.02.        Other Definitional Provisions......................................12


                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

Section 2.01.        Conveyance of Receivables..........................................14

Section 2.02.        Acceptance by Trust................................................15

Section 2.03.        Representations and Warranties of Each Transferor Relating
                     to Such Transferor.................................................16

Section 2.04.        Representations and Warranties of each Transferor Relating to the Agreement and Any Participation Interest Supplement
                     and the Receivables................................................17

Section 2.05.        Reassignment of Ineligible Receivables.............................19

Section 2.06.        Reassignment of Trust Portfolio....................................20

Section 2.07.        Covenants of each Transferor.......................................20

Section 2.08.        Covenants of each Transferor with Respect to Receivables
                     Purchase Agreement.................................................24

Section 2.09.        Addition of Accounts...............................................25

Section 2.10.        Removal of Accounts and Participation Interests....................29

Section 2.11.        Account Allocations................................................30

Section 2.12.        Discount Option....................................................31


                                   ARTICLE III
                               ADMINISTRATION AND
                            SERVICING OF RECEIVABLES

Section 3.01.        Acceptance of Appointment and Other Matters Relating to
                     the Servicer.......................................................32

Section 3.02.        Servicing Compensation.............................................33

Section 3.03.        Representations, Warranties and Covenants of the Servicer..........33

Section 3.04.        Reports and Records for the Trust and the Indenture Trustee........35

Section 3.05.        Annual Certificate of Servicer.....................................36

                          TABLE OF CONTENTS (cont'd.)

                                                                                       Page
                                                                                       ----
Section 3.06.        Annual Servicing Report of Independent Public Accountants;
                     Copies of Reports Available........................................36

Section 3.07.        Tax Treatment......................................................37

Section 3.08.        Notices to Conseco Bank............................................37

Section 3.09.        Adjustments........................................................37

Section 3.10.        Reports to the Commission..........................................38


                                   ARTICLE IV
                    OTHER MATTERS RELATING TO EACH TRANSFEROR

Section 4.01.        Liability of each Transferor.......................................39

Section 4.02.        Merger or Consolidation of, or Assumption of the Obligations of,
                     a Transferor.......................................................39

Section 4.03.        Limitations on Liability of Each Transferor........................40

Section 4.04.        Assumption of the Transferor Obligations...........................40


                                    ARTICLE V
                             OTHER MATTERS RELATING
                                 TO THE SERVICER

Section 5.01.        Liability of the Servicer..........................................42

Section 5.02.        Merger or Consolidation of, or Assumption of the Obligations of,
                     the Servicer.......................................................42

Section 5.03.        Limitation on Liability of the Servicer and Others.................42

Section 5.04.        Servicer Indemnification of the Trust, the Owner Trustee and the
                     Indenture Trustee..................................................43

Section 5.05.        Resignation of the Servicer........................................43

Section 5.06.        Access to Certain Documentation and Information Regarding
                     the Receivables....................................................43

Section 5.07.        Delegation of Duties...............................................44

Section 5.08.        Examination of Records.............................................44


                                   ARTICLE VI
                                INSOLVENCY EVENTS

Section 6.01.        Rights upon the Occurrence of an Insolvency Event..................45

                          TABLE OF CONTENTS (cont'd.)

                                                                                       Page
                                                                                       ----
                                   ARTICLE VII
                                SERVICER DEFAULTS

Section 7.01.        Servicer Defaults..................................................46

Section 7.02.        Indenture Trustee To Act; Appointment of Successor.................48

Section 7.03.        Notification to Noteholders........................................49


                                  ARTICLE VIII
                                   TERMINATION

Section 8.01.        Termination of Agreement...........................................50


                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

Section 9.01.        Amendment; Waiver of Past Defaults.................................51

Section 9.02.        Protection of Right, Title and Interest of Trust...................52

Section 9.03.        Governing Law......................................................53

Section 9.04.        Notices; Payments..................................................53

Section 9.05.        Severability of Provisions.........................................54

Section 9.06.        Further Assurances.................................................54

Section 9.07.        No Waiver; Cumulative Remedies.....................................54

Section 9.08.        Counterparts.......................................................54

Section 9.09.        Third-Party Beneficiaries..........................................54

Section 9.10.        Actions by Noteholders.............................................55

Section 9.11.        Rule 144A Information..............................................55

Section 9.12.        Merger and Integration.............................................55

Section 9.13.        Headings...........................................................55

Section 9.14.        Limitation of Liability............................................55

Section 9.15.        Nonpetition Covenant...............................................55

Section 9.15.        Nonpetition Covenant...............................................55

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----

                                    EXHIBITS
EXHIBIT A         Form of Assignment of Receivables in Additional Accounts........A-1

EXHIBIT B         Form of  Reassignment of Receivables in Removed Accounts........B-1

EXHIBIT C         Form of Annual Servicer's Certificate...........................C-1

EXHIBIT D-1       Form of Opinion of Counsel with Respect to Amendments.........D-1-1

EXHIBIT D-2       Form of Opinion of Counsel with Respect to Accounts...........D-2-1

EXHIBIT D-3       Provisions to be Included in Annual Opinion of Counsel........D-3-1

                                    SCHEDULES

SCHEDULE 1        List of Accounts................................................I-1

                  TRANSFER AND SERVICING AGREEMENT dated as of May 1, 2001 among CONSECO BANK, INC., a Utah industrial loan corporation, as a Transferor and as Servicer, CONSECO FINANCE CREDIT CARD FUNDING CORP., a Minnesota corporation, as a Transferor and CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, a business trust organized and existing under the laws of the State of Delaware, as Trust.

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Noteholders and any Series Enhancer (as defined below) to the extent provided herein, in the Indenture and in any Indenture Supplement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each Transferred Account, but shall exclude (i) any Account that has been closed and terminated in accordance with the relevant Credit Card Guidelines and (ii) any Account all the Receivables in which are (A) after the Removal Date, removed by the Transferor pursuant to
Section 2.10, (B) reassigned to the Transferor pursuant to Section 2.05 or (C) assigned and transferred to the Servicer pursuant to Section 3.03.

                  "Account Owner" shall mean Retail Services Bank, Conseco Bank, Conseco Finance Servicing Corp. and each other entity which is the issuer of the credit or credit cards relating to an Account pursuant to a Credit Card Agreement and/or a seller of Receivables directly or indirectly to a Transferor.

                  "Addition Date" shall mean (a) with respect to Additional Accounts, the date from and after which such Additional Accounts are to be included as Accounts pursuant to subsection 2.09(a), (b) or (d), and (b) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as assets of the Trust pursuant to subsection 2.09(a) or (b).

                  "Additional Account" shall mean each account, including any Special Payment Account, designated to the Trust under the provisions of Section 2.09.

                  "Additional Cut-Off Date" shall mean (a) with respect to Additional Accounts (other than Automatic Additional Accounts) or Participation Interests, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.09(c) and (b) with respect to Automatic Additional Accounts, the date stated as the cut-off date in the related Assignment.

                  "Additional Transferor" shall have the meaning specified in subsection 2.09(g).

                  "Adverse Effect" shall mean, with respect to any action, that such action will (a) result in the occurrence of an Amortization Event, a Reinvestment Event or an Event of Default or (b) materially adversely affect the amount or timing of distributions to be made to the Noteholders of any Series or Class pursuant to this Agreement, the Indenture or the related Indenture Supplement.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" shall mean this Transfer and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Amortization Event" shall have the meaning specified in the Indenture.

                  "Appointment Date" shall have the meaning specified in Section 6.01.

                  "Assignment" shall have the meaning specified in subsection 2.09(h).

                  "Automatic Additional Accounts" shall mean Accounts designated to the Trust under the provisions of subsections 2.09(d) and (e) which Accounts are permitted to be added if the conditions set forth in subsection 2.09(e) rather than 2.09(c) are satisfied.

                  "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in the Borough of Manhattan, City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Notes of such Series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg, printed in any language satisfying the requirements of such Exchange) and customarily published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

                  "Bankruptcy Code" shall mean Title 11 of the United States
Code.

                  "Bearer Notes" shall have the meaning specified in the Indenture.

                  "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in Minneapolis, Minnesota, New York City, New York, South Dakota, Utah, Arizona, Delaware or any other State in which the principal executive offices of the Transferors, the Servicer, the Owner Trustee, the Indenture Trustee or other Account Owner, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the related Indenture Supplement.

                  "Cash Advance Fees" shall mean cash advance transaction fees and cash advance late fees, if any, arising under the terms of a Credit Card Agreement applicable to an Account.

                  "Class" shall have the meaning specified in the Indenture.

                  "Closing Date" shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

                  "Collections" shall mean all payments by or on behalf of Obligors (including Insurance Proceeds) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with a Credit Card Agreement in effect from time to time and all other amounts specified by this Agreement, the Indenture or any Indenture Supplement as constituting Collections. As specified in any Participation Interest Supplement or Indenture Supplement, Collections shall include amounts received with respect to Participation Interests. All Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge Receivables.

                  "Commission" shall mean the Securities and Exchange Commission and its successors in interest.

                  "Conseco Bank" shall mean, Conseco Bank, Inc., a Utah industrial loan corporation and its successors and assigns.

                  "Conseco Developed Program" shall mean a financing program developed by Conseco Finance or an Affiliate under which Conseco Bank or an Affiliate agrees with individual Dealers or groups of Dealers to provide credit cards to customers of the Dealer or Dealers to finance the purchase of a specified type or category of services, goods, vehicles and/or materials or other products sold or provided by the Dealer or Dealers.

                  "Conseco Finance" shall mean Conseco Finance Corp., a Delaware corporation, and its successors and assigns.

                  "Conseco Finance Servicing Corp." shall mean Conseco Finance Servicing Corp., a Delaware corporation, and its successors and assigns.

                  "Corporate Trust Office" shall have the meaning (a) when used in respect of the Owner Trustee, specified in the Trust Agreement and (b) when used in respect of the Indenture Trustee, specified in the Indenture.

                  "Coupon" shall have the meaning specified in the Indenture.

                  "Credit Card Agreement" shall mean, with respect to a credit card account or other credit account, the agreements between the Account Owner and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such account.

                  "Credit Card Guidelines" shall mean the respective policies and procedures of Conseco Bank, Retail Services Bank, Conseco Finance Servicing Corp. and/or any other Account Owner as the case may be, as such policies and procedures may be amended from time to time, (a) relating to the operation of its private label credit card business including those programs for which no credit cards are issued, which generally are applicable to its portfolio of credit card accounts or, in the case of an Account Owner that has only a specific portion of its portfolio designated to the Trust, applicable to such portion of its portfolio, and, in each case, which are consistent with prudent practice, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, and (b) relating to the maintenance of credit accounts and collection of receivables created thereunder.

                  "Date of Processing" shall mean, with respect to any transaction or receipt of Collections, the date on which such transaction is first recorded on the Servicer's computer file of credit card accounts (without regard to the effective date of such recordation).

                  "Defaulted Amount" shall mean, with respect to any Monthly Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period, minus (b) the amount of any Defaulted Receivables of which the Transferor or the Servicer became obligated to accept reassignment or assignment in accordance with the terms of this Agreement during such Monthly Period; provided, however, that, if an Insolvency Event occurs with respect to the Transferor, the amount of such Defaulted Receivables which are subject to reassignment to the Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in subsection 7.01(d) occur with respect to the

Servicer, the amount of such Defaulted Receivables which are subject to reassignment or assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted.

                  "Defaulted Receivables" shall mean, with respect to any Monthly Period and any Pool and related Group, all Principal Receivables which are charged off as uncollectible in such Monthly Period in accordance with the Credit Card Guidelines and the Servicer's customary and usual servicing procedures for servicing credit card accounts. A Principal Receivable shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of credit card accounts.

                  "Discount Option Date" shall mean each date on which a Discount Percentage designated by the Transferors pursuant to Section 2.12 or any change in the Discount Percentage takes effect. The first Discount Option Date shall be the Initial Issuance Date.

                  "Discount Option Receivable Collections" shall mean on any Date of Processing occurring after a Discount Option Date occurs, the product of
(a) a fraction the numerator of which is the Discount Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables in each case (for both the numerator and the denominator) at the end of the preceding Monthly Period and (b) Collections of Principal Receivables on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables).

                  "Discount Option Receivables" shall have the meaning specified in Section 2.12. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables on any Date of Processing shall mean the product of the amount of any Principal Receivables outstanding on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables) and the Discount Percentage.

                  "Discount Percentage" shall mean the percentages, if any, designated by the Transferor pursuant to Section 2.12.

                  "Document Delivery Date" shall have the meaning specified in subsection 2.09(h).

                  "Dollars", "$" or "U.S. $" shall mean United States dollars.

                  "Eligible Account" shall mean a credit account owned by Conseco Bank, Retail Services Bank or Conseco Finance Servicing Corp. in the case of the Initial Accounts on the Initial Cut-Off Date, or Conseco Bank, Retail Services Bank, Conseco Finance Servicing Corp. or another Account Owner, in the case of Additional Accounts on the Addition Cut-Off Date which, as of the Initial Cut-Off Date with respect to an Initial Account or as of the Additional Cut-Off Date with respect to an Additional Account meets the following requirements:

                  (a) is a credit account in existence and maintained by Conseco Bank, Retail Services Bank, Conseco Finance Servicing Corp. or another Account Owner, as the case may be;

                  (b) is payable in Dollars;

                  (c) has an Obligor who has provided, as his most recent billing address, an address located in the United States or its territories, possessions or military bases; provided, however, that as of any date of determination, up to ___% of the Accounts (calculated by number of accounts) may have account obligors who, as of the applicable cut-off date, have provided as their billing addresses, addresses outside of the United States;

                  (d) except as provided below, has an Obligor who has not been identified by the Servicer in its computer files as being currently involved in a voluntary or involuntary bankruptcy proceeding;

                  (e) has not been identified as an account with respect to which (i) the related card, if any, has been lost or stolen or (ii) the related account number has been stolen;

                  (f) has not been sold or pledged to any other party except for any sale to another Account Owner that has either entered into a Receivables Purchase Agreement or is an Additional Transferor;

                  (g) does not have receivables which have been sold or pledged by the Account Owner to any other party other than to the Trust or to any Transferor pursuant to a Receivables Purchase Agreement;

                  (h) with respect to the Initial Accounts, is an account in existence and maintained by Conseco Bank, Retail Services Bank or Conseco Finance Servicing Corp. or another Account Owner as of the Initial Cut-Off Date, or with respect to Additional Accounts, as of the Additional Cut-Off Date;

                  (i) except as provided below, does not have any Receivables that are Defaulted Receivables; and

                  (j) does not have any Receivables that have been identified by the Servicer or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card, if any, or related account number.

                  Eligible Accounts may include Accounts the Receivables of which have been charged off, or with respect to which the Servicer believes the related Obligor is bankrupt, in each case as of the Initial Cut-Off Date, with respect to the Initial Accounts, and as of the related Additional Cut-Off Date, with respect to Additional Accounts; provided, that (a) the balance of all Receivables included in such Accounts is reflected on the books and records of the Servicer, the Transferor and the Account Owner (and is treated for purposes of this Agreement) as "zero" and (b) borrowing and charging privileges with respect to all such Accounts have been canceled in accordance with the relevant Credit Card Guidelines.

                  "Eligible Receivable" shall mean each Receivable:

                  (a) which has arisen in an Eligible Account;

                  (b) which was created in compliance in all material respects with all Requirements of Law applicable to the institution which owned such Receivable at the time of its creation and pursuant to a Credit Card Agreement which complies in all material respects with all Requirements of Law applicable to the appropriate Account Owner;

                  (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (d) as to which at the time of the transfer of such Receivable to the Trust, the Transferor or the Trust will have good and marketable title thereto free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                  (e) which has been the subject of either a valid transfer and assignment from a Transferor to the Trust of all the Transferor's right, title and interest therein (including any proceeds thereof), or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

                  (f) which at all times will be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (g) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with the Credit Card Guidelines and which waiver or modification is reflected in the Servicer's computer file of credit card accounts;

                  (h) which, at the time of transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                  (i) as to which, at the time of transfer to the Trust, Conseco Bank, Retail Services Bank, Conseco Finance Servicing Corp. or another Account Owner, as the case may be, has satisfied all of its obligations required to be satisfied by such time;

                  (j) as to which, at the time of transfer to the Trust, none of the Transferor, Conseco Bank, Retail Services Bank, Conseco Finance Servicing Corp. or any other Account Owner, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Noteholders therein; and

                  (k) which constitutes either "chattel paper," an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the State of South Dakota, Utah and Delaware and any other state where the filing of a financing statement is required to perfect the Trust's interest in the Receivables and the proceeds thereof.

                  "Eligible Servicer" shall mean the Indenture Trustee or, if the Indenture Trustee is not acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of credit accounts substantially similar to the Accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) in the sole determination of the Indenture Trustee, which determination shall be conclusive and binding, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

                  "Event of Default" shall have the meaning specified in the Indenture.

                  "FDIA" shall mean the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and as further amended from time to time.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

                  "Finance Charge Receivables" shall mean with respect to any Pool, all amounts billed to the Obligors on any Account in respect of (a) all periodic finance charges, (b) Cash Advance Fees, (c) annual membership fees and annual service charges, if any, (d) Late Fees, (e) Overlimit Fees, (f) Discount Option Receivables, (g) any other fees with respect to the Accounts designated by the Transferors at any time and from time to time to be included as Finance Charge Receivables and (h) any other amounts designated by Transferors to be included as Finance Charge Receivables, including, but not limited to, interest and investment earnings on the Collection Account and the Special Funding Account to the extent provided in Section 8.03 of the Indenture. Finance Charge Receivables shall also include the interest portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series and Recoveries with respect to Receivables previously charged off as uncollectible.

                  "Fitch" shall mean Fitch, Inc. or its successors.

                  "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Group" shall have the meaning set forth in the Indenture.

                  "Indenture" shall mean the Master Indenture, dated as of May 1, 2001 among the Trust, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Indenture Supplement" shall have the meaning specified in the Indenture.

                  "Indenture Trustee" shall mean U.S. Bank Trust National Association, a national banking association, in its capacity as trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

                  "Ineligible Receivables" shall have the meaning specified in subsection 2.05(a).

                  "Initial Account" shall mean each credit account, including any Special Payment Account, established pursuant to a Credit Card Agreement between Conseco Bank, Retail Services Bank or Conseco Finance Servicing Corp. and any Person, which account is identified in the computer file or microfiche list delivered to the Owner Trustee by the Transferor pursuant to Section 2.01 on the Initial Issuance Date.

                  "Initial Cut-Off Date" shall mean _____________ __, 2001.

                  "Initial Issuance Date" shall mean May __, 2001, the date the initial Series of Notes is issued by the Trust.

                  "Insolvency Event" shall have the meaning specified in Section 6.01.

                  "Insurance Proceeds" shall mean any amounts received pursuant to the payment of benefits under any credit life insurance policies, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

                  "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the invested amount or adjusted invested amount, as applicable, specified in the related Indenture Supplement.

                  "Issuer" shall mean the Trust.

                  "Late Fees" shall have the meaning specified in the Credit Card Agreement applicable to an Account for late fees or similar terms.

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any grant provided in the granting clauses of the Indenture, and the lien created by this Agreement shall not be deemed to constitute a Lien.

                  "Merchant" shall mean a business entity organized under or qualified to do business under the laws of one of the states of the United States or the District of Columbia which sells, produces, distributes, installs, services, provides or manufactures retail goods and/or services.

                  "Merchant Agreement" shall mean one or more agreements between Conseco Finance Servicing Corp., Conseco Bank, Retail Services Bank or another Account Owner and a Merchant pursuant to which Conseco Finance or an Account Owner agrees to extend credit accounts to customers of the Merchant or customers of dealers of such Merchants' goods and services and the Merchant agrees to allow purchases of its goods and services under such accounts.

                  "Merchant Termination Payments" shall mean any payments made by a Merchant under the terms of a Merchant Agreement for the purpose of purchasing any Receivables existing in the Accounts created under that Merchant Agreement.

                  "Monthly Period" shall have the meaning specified in the Indenture.

                  "Monthly Servicing Fee" shall have the meaning specified in
Section 3.02.

                  "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

                  "Note Owner" shall have the meaning specified in the Indenture.

                  "Note Register" shall have the meaning specified in the Indenture.

                  "Noteholder" or "Holder" shall have the meaning specified in the Indenture.

                  "Notices" shall have the meaning specified in subsection 9.04(a).

                  "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any Merchant.

                  "Officer's Certificate" shall have the meaning specified in the Indenture.

                  "Opinion of Counsel" shall have the meaning specified in the Indenture.

                  "Overlimit Fees" shall have the meaning specified in the Credit Card Agreement applicable to each Account for overlimit fees or similar terms if such fees are provided for with respect to such Account.

                  "Owner Trustee" shall mean Wilmington Trust Company not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Participation Interest Supplement" shall mean a supplement to this Agreement entered into pursuant to subsection 2.09(a)(ii) or (b) in connection with the conveyance of Participation Interests to the Trust.

                  "Participation Interests" shall have the meaning specified in subsection 2.09(a)(ii).

                  "Paying Agent" shall have the meaning specified in the Indenture.

                  "Payment Date" shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

                  "Person" shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Pool" shall have the meaning specified in the Indenture.

                  "Principal Receivables" shall mean with respect to any Pool all Receivables other than Finance Charge Receivables or Defaulted Receivables; provided, however, that after a Discount Option Date, Principal Receivables on any Date of Processing thereafter shall mean Principal Receivables as otherwise determined pursuant to this definition minus the amount of any Discount Option Receivables. Principal Receivables shall also include the principal portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which the Transferor is unable to transfer as provided in
Section 2.11 shall not be included in calculating the amount of Principal Receivables.

                  "Rating Agency" shall have the meaning specified in the Indenture.

                  "Rating Agency Condition" shall have the meaning specified in the Indenture.

                  "Reassignment" shall have the meaning specified in Section
2.10.

                  "Receivables" shall mean all amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables which become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables. Receivables, where applicable, shall include also the interest and principal portion of Participation Interests. Any reference in this Agreement, the Indenture or any Indenture Supplement to the "underlying receivable" with respect to a Receivable shall refer to the receivable in which such Receivable represents an undivided interest.

                  "Receivables Purchase Agreements" shall mean (i) the receivables purchase agreement dated as of August 29, 2000 between Retail Services Bank and Conseco Bank, as amended, (ii) the receivables purchase agreement dated as of August 1, 1999, between Conseco Bank and Conseco Finance Servicing Corp., as amended, and (iii) the receivables purchase agreement dated as of May 1, 2001 between Conseco Finance Servicing Corp. and Conseco Finance Credit Card Funding Corp., each as amended from time to time, and any receivables purchase agreement entered into between the Transferor and an Account Owner or other Affiliated entity in the future.

                  "Recoveries" shall mean all amounts received (net of out-of-pocket costs of collection) including Insurance Proceeds, which is reasonably estimated by the Servicer to be attributable to Defaulted Receivables, including the net proceeds of any sale of such Defaulted Receivables and any amounts received upon foreclosure or other realization from Related Security.

                  "Registered Notes" shall have the meaning specified in the Indenture.

                  "Reinvestment Event" shall have the meaning specified in the Indenture.

                  "Related Account" shall mean an Account with respect to which a new account number has been issued by the applicable Account Owner or Servicer or the applicable Transferor under circumstances resulting from a lost or stolen credit card or account number, and not requiring standard application and credit evaluation procedures under the Credit Card Guidelines.

                  "Related Security" shall mean all security interests and Liens of whatever form granted by an Obligor to secure its obligation to make payment of amounts advanced on an Account and any net amounts received as a result of a foreclosure of such security interest or other Lien.

                  "Removal Date" shall have the meaning specified in Section
2.10.

                  "Removed Accounts" shall have the meaning specified in Section 2.10.

                  "Removed Participation Interests" shall have the meaning specified in Section 2.10.

                  "Required Delivery Date" shall have the meaning specified in subsection 2.01(d).

                  "Required Designation Date" shall have the meaning specified in subsection 2.09(a).

                  "Required Minimum Principal Balance" shall mean, unless otherwise provided in an Indenture Supplement relating to a Series having a Paired Series, with respect to any date and any Pool (a) the sum of the Series Adjusted Invested Amounts for each Series outstanding on such date in such Pool plus the Required Transferor Amount on such date, minus (b) the Special Funding Amount.

                  "Required Transferor Amount" shall have the meaning specified in the Indenture.

                  "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether Federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the trust agreement, articles of incorporation, certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                  "Retail Services Bank" shall mean Green Tree Retail Services Bank, Inc., a South Dakota banking corporation and it successors and assigns.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Series" shall have the meaning specified in the Indenture.

                  "Series Account" shall have the meaning specified in the Indenture.

                  "Series Adjusted Invested Amount" shall have the meaning specified in the related Indenture Supplement.

                  "Series Enhancement" shall have the meaning specified in the Indenture.

                  "Series Enhancer" shall have the meaning specified in the Indenture.

                  "Series Portfolio Yield" shall have the meaning specified in the related Indenture Supplement.

                  "Service Transfer" shall have the meaning specified in Section 7.01.

                  "Servicer" shall mean Conseco Bank, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

                  "Servicer Default" shall have the meaning specified in Section 7.01.

                  "Servicing Fee" shall have the meaning specified in Section 3.02.

                  "Special Funding Account" shall have the meaning specified in the Indenture.

                  "Special Funding Amount" shall have the meaning specified in the Indenture.

                  "Special Payment Account" shall mean any credit account with a fixed payment schedule.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Group, or its successor.

                  "Successor Servicer" shall have the meaning specified in subsection 7.02(a).

                  "Supplemental Certificate" shall have the meaning specified in the Trust Agreement.

                  "Tax Opinion" shall have the meaning specified in the Indenture.

                  "Termination Notice" shall have the meaning specified in subsection 7.01(d).

                  "Transfer Agent and Registrar" shall have the meaning specified in the Indenture.

                  "Transfer Restriction Event" shall have the meaning specified in Section 2.11.

                  "Transferors" shall mean (a) Conseco Bank, Conseco Finance Credit Card Funding Corp. and their successors and assigns, in each case for so long as such entity is a transferor under this Agreement and (b) any Additional Transferor or Additional Transferors. References to "each Transferor" shall refer to each entity mentioned in the preceding sentence and references to "the Transferors" shall refer to all of such entities.

                  "Transferor Amount" shall have the meaning specified in the Indenture.

                  "Transferor Certificate" shall have the meaning specified in the Trust Agreement.

                  "Transferor Certificates" shall mean, collectively, each Transferor Certificate, if any, and any outstanding Supplemental Certificates.

                  "Transferred Account" shall mean each account into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Card Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred.

                  "Trust" shall mean the Conseco Private Label Credit Card Master Note Trust, a Delaware business trust.

                  "Trust Agreement" shall mean the Trust Agreement relating to the Trust, dated as of _____________, 2001, between Conseco Bank, Conseco Finance Credit Card Funding Corp. and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Trust Assets" shall have the meaning specified in Section
2.01.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "Zero Balance Account" shall have the meaning established in accordance with the Credit Card Guidelines.

                  Section 1.02. Other Definitional Provisions.

                  (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Indenture or the related Indenture Supplement, as applicable.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The agreements, representations and warranties of Conseco Bank in this Agreement in its respective capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of Conseco Bank solely in each such capacity for so long as Conseco Bank act in each such capacity under this Agreement.

                  (e) The agreements, representations and warranties of Conseco Finance Credit Card Funding Corp. in this Agreement in its capacity as Transferor shall be deemed to be the agreements, representations and warranties of Conseco Finance Credit Card Funding Corp. solely in such capacity for so long as Conseco Finance Credit Card Funding Corp. acts in such capacity under this Agreement.

                  (f) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

                  (g) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (h) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

                               [END OF ARTICLE I]

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

                  Section 2.01. Conveyance of Receivables. (a) By execution of this Agreement, each of Conseco Bank and Conseco Finance Credit Card Funding Corp. and, in the case of Additional Accounts, Conseco Bank, Conseco Finance Credit Card Funding Corp. or, if applicable, any Additional Transferor for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby transfer, assign, set over, sell and otherwise convey to the Trust, without recourse except as provided herein, all its right, title and interest in, to and under (i) in the case of Receivables existing in or arising in the Initial Accounts (including Transferred Accounts and Related Accounts related to such Initial Accounts), the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts until the termination of the Trust; (ii) in the case of Receivables existing in or arising in the Additional Accounts (including Transferred Accounts and Related Accounts related to such Additional Accounts), the Receivables existing at the close of business on the applicable Additional Cut-Off Date, and thereafter created from time to time until the termination of the Trust; (iii) all monies and other property credited to the Collection Account, the Series Accounts and the Special Funding Account, including any subaccounts of any such account; (iv) all Recoveries allocable to the Trust including any amount realized as a result of the foreclosure or other enforcement of any Related Security; (v) all rights to payment and amounts due or to become due with respect to all of the foregoing; (vi) all rights, remedies, powers, privileges and claims of any of the Transferors under or with respect to the Receivables Purchase Agreements (whether arising pursuant to the terms of the Receivables Purchase Agreements or otherwise available to a Transferor at law or in equity), including, without limitation, the rights of the Transferors to enforce the Receivables Purchase Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreements to the same extent as such Transferor could but for the assignment and security interest granted to the Trust; (vii) all amounts received or receivable with respect to any of the foregoing and (viii) all proceeds (including "proceeds" as defined in the UCC) thereof (such property plus the property and interests described in the following sentence, is collectively, the "Trust Assets"). The Trust Assets shall include, as applicable, the Participation Interests and any property conveyed to the Trust pursuant to any Participation Interest Supplement. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholder or any Series Enhancer of any obligation of Conseco Bank, Retail Services Bank, Conseco Finance, Conseco Finance Credit Card Funding Corp. or other Account Owner or any Additional Transferor, the Servicer or any other Person in connection with the Accounts, the Receivables or the Participation Interests or under any agreement or instrument relating thereto, including any obligations to Obligors, Merchants, merchant banks, merchants clearance systems or insurers. The Obligors shall not be notified of the transfer, assignment, set-over and conveyance of the Receivables to the Trust.

                  (b) In consideration for the conveyance and transfer of the Trust Assets hereunder, the Trust hereby agrees to pay to the Transferors the net proceeds received from the issuance of each Series of Notes.

                  (c) Each Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables and other Trust Assets conveyed by such Transferor meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of its interest in such Receivables and other Trust Assets to the Trust, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Trust as soon as practicable on or prior to the Initial Issuance Date, in the case of Receivables arising in the Initial

         Accounts, and (if any additional filing is so necessary) as soon as practicable after the applicable Addition Date, in the case of Receivables arising in Additional Accounts. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such transfer and assignment.

                  (d) Each Transferor further agrees, at its own expense, on or prior to (A) the Initial Issuance Date, in the case of the Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts, and (C) the applicable Removal Date, in the case of Removed Accounts, (i) to indicate in the appropriate computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with the Accounts have been conveyed to the Trust pursuant to this Agreement (or conveyed to the appropriate Transferor or its designee in accordance with Section 2.10, in the case of Removed Accounts) by including (or deleting in the case of Removed Accounts) in such computer files the code that identifies each such Account and (ii) on or prior to (A) the Initial Issuance Date, in the case of the Initial Accounts, (B) the date that is five Business Days after the applicable Addition Date, in the case of designation of Additional Accounts, except Automatic Additional Accounts, (C) the Payment Date on which the Opinion of Counsel is required to be delivered with respect to the three consecutive Monthly Periods which includes the applicable Additional Date, in the case of Automatic Additional Accounts, and (D) the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts (the "Required Delivery Date"), to deliver to the Indenture Trustee a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, the applicable Additional Cut-Off Date in the case of Additional Accounts, and the applicable Removal Date in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account, and (3) the aggregate amount of Principal Receivables outstanding in such Account. Each such file or list, as supplemented, from time to time, to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. Each Transferor further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  (e) [If the arrangements with respect to the Receivables hereunder shall constitute a loan and not a purchase and sale of such Receivables,] it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that each Transferor shall be deemed to have granted and does hereby grant to the Trust a first priority perfected security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and the other Trust Assets conveyed by such Transferor and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from or related to the Trust Assets, and all proceeds thereof, to secure its obligations hereunder.

                  Section 2.02. Acceptance by Trust.

                  (a) The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed pursuant to Section 2.01. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferors delivered to the Owner Trustee the computer file or microfiche list relating to the Initial Accounts described in subsection 2.01(d). The Owner Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at the Corporate Trust Office.

                  (b) The Trust hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 and delivered to the Trust, from time to time, except (i) to a Successor Servicer or as required by a

         Requirement of Law applicable to the Trust, (ii) in connection with the performance of the Trust's duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders and Series Enhancers or (iv) to bona fide creditors or potential creditors of any Account Owner or any Transferor for the limited purpose of enabling any such creditor to identify Receivables or Accounts subject to this Agreement or the Receivables Purchase Agreements. The Trust agrees to take such measures as shall be reasonably requested by any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Transferor or its duly authorized representatives to inspect the Owner Trustee's security and confidentiality arrangements as they specifically relate to the administration of the Trust from time to time during normal business hours upon prior written notice. The Trust shall provide the applicable Transferor with notice five Business Days prior to disclosure of any information of the type described in this subsection 2.02(b).

                  (c) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement, the Trust Agreement, the Administration Agreement, the Indenture and the Indenture Supplements.

                  Section 2.03. Representations and Warranties of Each Transferor Relating to Such Transferor. Each Transferor hereby severally represents and warrants to the Trust (and agrees that the Owner Trustee and the Indenture Trustee may conclusively rely on each such representation and warranty in accepting the Receivables and the other Trust Assets and in accepting the Trust Estate and authenticating the Notes, as the case may be), as of the Initial Issuance Date and each subsequent Closing Date (but only if it was a Transferor on such date) that:

                  (a) Organization and Good Standing. Such Transferor is a corporation validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement.

                  (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect.

                  (c) Due Authorization. The execution and delivery of this Agreement, the Trust Agreement and, if it is a party to a Receivables Purchase Agreement, such Receivables Purchase Agreement, and each applicable Participation Interest Supplement by such Transferor and the consummation by such Transferor of the transactions provided for in this Agreement, the Trust Agreement if it is a party to a Receivables Purchase Agreement, such Receivables Purchase Agreement and each applicable Participation Interest Supplement have been duly authorized by such Transferor by all necessary corporate action on the part of such Transferor.

                  (d) No Conflict. The execution and delivery by such Transferor of this Agreement, the Trust Agreement, each Receivables Purchase Agreement, if applicable, and each applicable Participation Interest Supplement, and the performance of the transactions contemplated by this Agreement, the Trust Agreement, each Receivables Purchase Agreement, if applicable, and each applicable Participation Interest Supplement and the fulfillment of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

                  (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority
         (i) asserting the invalidity of this Agreement, the Trust Agreement, any Receivables Purchase Agreement or any applicable Participation Interest Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Trust Agreement, any Receivables Purchase Agreement or any applicable Participation Interest Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, the Trust Agreement, any Receivables Purchase Agreement or any applicable Participation Interest Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Trust Agreement, any Receivables Purchase Agreement or any applicable Participation Interest Supplement or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States Federal or any State income or franchise tax systems.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, the Trust Agreement, Receivables Purchase Agreement, if applicable, and each applicable Participation Interest Supplement and the performance of the transactions contemplated by this Agreement, the Trust Agreement, the Receivables Purchase Agreement and each applicable Participation Interest Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

                  Section 2.04. Representations and Warranties of each Transferor Relating to the Agreement and Any Participation Interest Supplement and the Receivables.

                  (a) Representations and Warranties. Each Transferor hereby severally represents and warrants to the Trust as of the Initial Issuance Date, each subsequent Closing Date and, with respect to Additional Accounts, as of the related Addition Date (but only if, in either case, it was a Transferor on such date and only with respect to Accounts it has designated on such date and Receivables arising therein) that:

                           (i) this Agreement, the Trust Agreement, any
                  Receivables Purchase Agreement to which it is a party, each applicable Participation Interest Supplement and, in the case of Additional Accounts, the related Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (ii) as of the Initial Cut-Off Date with respect to
                  the Initial Accounts (and the Receivables thereunder) and as of the related Additional Cut-Off Date with respect to Additional Accounts (and the Receivables thereunder), the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is, or will be on the Required Delivery Date in the case of Additional Accounts, an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by such Transferor on the Initial Issuance Date or the Addition Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is, or will be on the Required Delivery Date in the case of Additional Accounts, true and correct in all material respects as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be;

                           (iii) on the date each Receivable is conveyed to the
                  Trust by such Transferor, such Receivable has been conveyed to the Trust free and clear of any Lien;

                           (iv) all authorizations, consents, orders or
                  approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance by such Transferor of Receivables to the Trust have been duly obtained, effected or given and are in full force and effect;

                           (v) either this Agreement or, in the case of
                  Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of such Transferor in the Receivables and Participation Interests conveyed to the Trust by such Transferor and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to the Trust by such Transferor which have become Defaulted Receivables or, if this Agreement or, in the case of Additional Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and Participation Interests and the proceeds thereof and said Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

                           (vi) on the Initial Cut-Off Date, each Initial
                  Account specified in Schedule 1 with respect to such Transferor is an Eligible Account and, on the applicable Additional Cut-Off Date, each related Additional Account specified in Schedule 1 with respect to such Transferor is an Eligible Account;

                           (vii) on the Initial Cut-Off Date, each Receivable
                  then existing and conveyed to the Trust by such Transferor is an Eligible Receivable, and, on the applicable Additional Cut-Off Date, each Receivable contained in the related Additional Accounts and conveyed to the Trust by such Transferor is an Eligible Receivable;

                           (viii) as of the date of the creation of any new
                  Receivable transferred to the Trust by such Transferor, such Receivable is an Eligible Receivable; and

                           (ix) no selection procedures believed by such
                  Transferor to be materially adverse to the interests of the Noteholders have been used in selecting such Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in Section 2.03, this Section 2.04 and subsection 2.09(f) shall survive the transfers and assignments of the Receivables to the Trust, the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by any Transferor, the Servicer or the Owner Trustee of a breach of any of the representations and warranties set forth in Section 2.03, this Section
         2.04 or subsection 2.09(f), the party discovering such breach shall give notice to the other parties and to the Indenture Trustee within three Business Days following such discovery, provided that the failure to give notice within three Business Days does not preclude subsequent notice.

                  Section 2.05. Reassignment of Ineligible Receivables.

                  (a) Reassignment of Receivables. In the event (i) any representation or warranty contained in subsection 2.04(a)(ii), (iii),
         (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and such breach has a material adverse effect on any Receivable (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) unless cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee and the Servicer) after the earlier to occur of the discovery thereof by the Transferor which conveyed such Receivables to the Trust or receipt by the Transferor of written notice thereof given by the Owner Trustee, the Indenture Trustee or the Servicer, or (ii) it is so provided in subsection 2.07(a) with respect to any Receivables conveyed to the Trust by such Transferor, then such Transferor shall accept reassignment of all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in paragraph (b) below.

                  (b) Price of Reassignment. The Servicer shall deduct the portion of such Ineligible Receivables reassigned to each Transferor which are Principal Receivables from the aggregate amount of the Principal Receivables used to calculate the Transferor Amount. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 P.M., New York City time, on the first Payment Date following the Monthly Period in which such reassignment obligation arises, the applicable Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be below the Required Transferor Amount (up to the amount of such Principal Receivables).

                  Upon reassignment of any Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Owner Trustee and the Trust as collected in full as of the date on which it was transferred. The obligation of each Transferor to accept reassignment of any Ineligible Receivables conveyed to the Trust by such Transferor, and to make the deposits, if any, required to be made to the Special Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust, the Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Notwithstanding any other provision of this subsection 2.05(b), a reassignment of an Ineligible Receivable in excess of the amount that would cause the Transferor Amount to be less than the Required Transferor Amount shall not occur if the applicable Transferor fails to make any deposit required by this subsection 2.05(b) with respect to such Ineligible Receivable. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Receivables pursuant to this subsection 2.05(b), but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this Section 2.05 have been satisfied.

                  Section 2.06. Reassignment of Trust Portfolio. In the event any representation or warranty of a Transferor set forth in subsection 2.03(a) or (c) or subsection 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or Participation Interests conveyed to the Trust by such Transferor or the availability of the proceeds thereof to the Trust (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement), then either the Indenture Trustee or the Holders of Notes evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Notes, by notice then given to such Transferor and the Servicer (and to the Indenture Trustee if given by the Noteholders), may direct such Transferor to accept a reassignment of the Receivables and any Participation Interests conveyed to the Trust by such Transferor if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period, not in excess of 120 days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables and Participation Interests will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

                  The applicable Transferor shall deposit in the Collection Account in immediately available funds not later than 1:00 P.M., New York City time, on the first Payment Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Noteholders on such Payment Date in accordance with the terms of each Indenture Supplement. If the Indenture Trustee or the Noteholders give notice directing the applicable Transferor to accept a reassignment of the Receivables and Participation Interests as provided above, the obligation of such Transferor to accept such reassignment pursuant to this Section 2.06 and to make the deposit required to be made to the Collection Account as provided in this paragraph shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.06 available to the Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Upon reassignment of the Receivables and Participation Interests on such Payment Date, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all of the right, title and interest of the Trust in and to the Receivables and Participation Interests, all Recoveries allocable to the Trust, all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this subsection.

                  Section 2.07. Covenants of each Transferor. Each Transferor hereby severally covenants with the Trust that:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Trust to be evidenced by any instrument (as defined in the UCC) and if any such Receivable is so evidenced it shall be deemed to be an Ineligible Receivable in accordance with Section 2.05(a) and shall be reassigned to such Transferor in accordance with Section 2.05(b).

                  (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or Participation Interest conveyed by it to the Trust, whether now existing or hereafter created, or any interest therein, and such Transferor shall defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Receivables and any Participation Interest, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor.

                  (c) Transferor Amount. Except for (i) the conveyances hereunder, in connection with any transaction permitted by subsection 4.02(a)(i) and as provided in subsection 2.09(g) of this Agreement or
         Section 2.12 of the Indenture or (ii) conveyances with respect to which the Rating Agency Condition shall have been satisfied and a Tax Opinion shall have been delivered, such Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor Amount, the Transferor Certificate or any Supplemental Certificate or in any uncertificated interest in the Transferor's interest in the Trust and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void.

                  (d) Delivery of Collections or Recoveries. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (e) Notice of Liens. Such Transferor shall notify the Owner Trustee, the Indenture Trustee and each Series Enhancer promptly after becoming aware of any Lien on any Receivable or Participation Interest conveyed by it to the Trust other than the conveyances hereunder and any Receivables Purchase Agreement to which it is a party and the Indenture.

                  (f) Amendment of the Certificate of Incorporation. Such Transferor will not amend in any material respect its certificate of incorporation without providing the Rating Agency with notice no later than the fifth Business Day prior to such amendment (unless the right to such notice is waived by the Rating Agency) and satisfying the Rating Agency Condition.

                  (g) Other Indebtedness. Such Transferor if it is an entity subject to the Bankruptcy Code shall not incur any additional debt, unless the Rating Agency is provided with notice no later than the fifth Business Day prior to the incurrence of such additional debt (unless the right to such notice is waived by the Rating Agency) and the Rating Agency Condition is satisfied with respect to the incurrence of such debt.

                  (h) Separate Corporate Existence. If the Transferor is an entity which is eligible to be a debtor in a case under the Bankruptcy Code, such Transferor shall:

                           (i) Maintain in full effect its existence, rights and
                  franchises as a corporation under the laws of the state of its organization or incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Trust Agreement and any Receivables Purchase Agreement to which it is a party and each other instrument or agreement necessary or appropriate to proper administration hereof and to permit and effectuate the transactions contemplated hereby.

                           (ii) Except as provided herein, maintain its own
                  deposit account or accounts, separate from those of any Affiliate of such Transferor, with commercial banking institutions. The funds of such Transferor will not be diverted to any other Person or used for other than the corporate use of such Transferor, and, except as may be expressly permitted by this Agreement or any Receivables Purchase Agreement to which it is a party, the funds of such Transferor shall not be commingled with those of any Affiliate of such Transferor or any other Person.

                           (iii) Ensure that, to the extent that it shares the
                  same officers or other employees as any of its partners, members, managers, stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iv) Ensure that, to the extent that it jointly
                  contracts with any of its partners, members, managers, stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that such Transferor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between such Transferor and any of its partners, members, managers, stockholders or Affiliates shall be only on an arm's-length basis and shall receive the approval of such Transferor's board of directors, partners, members, managers or other governing body including at least one Independent Director (defined below).

                           (v) Maintain a principal executive and administrative
                  office through which its business is conducted and a telephone number separate from those of its members, stockholders and Affiliates. To the extent that such Transferor and any of its members, stockholders or Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs (including rent) among them, and each such entity shall bear its fair share of such expenses.

                           (vi) Conduct its affairs strictly in accordance with
                  its articles of incorporation or other certificate of formation, as the case may be, and observe all necessary, appropriate and customary corporate formalities (or such formalities appropriate to the entity), including, but not limited to, holding all regular and special stockholders' and directors' or partners', members' or managers', as the case may be, meetings appropriate to authorize all corporate or entity action, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts. Regular stockholders' or other owners' and directors', partners', members' or managers', as the case may be, meetings shall be held at least annually.

                           (vii) Ensure that its board of directors or other
                  governing body shall at all times include at least one Independent Director; and ensure that the articles of incorporation or other organizational documents provide that
                  (x) the Transferor's board of directors shall not approve, or take any other action to cause the filing of a voluntary bankruptcy petition with respect to the Transferor unless the Independent Director shall vote affirmatively to approve such action, and (y) such provision cannot be amended without the prior vote of the Independent Director in favor of such amendment.

                           (viii) The Independent Director shall not at any time
                  serve as a trustee in bankruptcy for the Transferor or any Affiliate thereof.

                           (ix) Ensure that decisions with respect to its
                  business and daily operations shall be independently made by such Transferor (although the officer making any particular decision may also be an officer, partner, member, manager or director of an Affiliate of such Transferor) and shall not be dictated by an Affiliate of such Transferor.

                           (x) Act solely in its own corporate or entity name
                  and through its own authorized officers, partners, members, managers and agents, and no Affiliate of such Transferor shall be appointed to act as agent of such Transferor. Such Transferor shall at all times use its own stationery and business forms and describe itself as a separate legal entity.

                           (xi) Ensure that no Affiliate of such Transferor
                  shall advance funds to such Transferor, and no Affiliate of such Transferor will otherwise guaranty debts of such Transferor.

                           (xii) Other than organizational expenses and as
                  expressly provided herein, pay all expenses, indebtedness and other obligations incurred by it with its own funds.

                           (xiii) Except as contemplated by the Transaction
                  Documents, not enter into any guaranty, or otherwise become liable, with respect to or hold its assets or creditworthiness out as being available for the payment of any obligation of any Affiliate of such Transferor or of any other Person nor shall such Transferor make any loans to, or incur any indebtedness in respect of, any Person.

                           (xiv) Ensure that any financial reports required of
                  such Transferor shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates; provided, that any such consolidated reports shall indicate that the assets of the Transferor are not available to the creditors of any Affiliate of the Transferor.

                           (xv) Ensure that at all times it is adequately
                  capitalized to engage in the transactions contemplated in its articles of incorporation or other organizational documents.

                  (i) Independent Director. Each Transferor which is an entity subject to the Bankruptcy Code agrees that each Independent Director will be an individual who satisfies the following criteria: (i) is not and has not been employed by Conseco Finance, or any of its Affiliates, as a director, officer or employee within the five years immediately prior to such individual's appointment as an Independent Director (provided that such individual may also serve as a director of other bankruptcy remote subsidiaries of Conseco Finance); (ii) is not (and is not affiliated with a company or a firm that is) a significant advisor or consultant to Conseco Finance or any of its Affiliates; (iii) is not affiliated with a significant customer or supplier of Conseco Finance or any of its Affiliates; (iv) is not affiliated with a company of which Conseco Finance or any of its Affiliates is a significant customer or supplier; (v) does not have significant personal services contract(s) with Conseco Finance or any of its Affiliates; (vi) is not affiliated with a tax-exempt entity that receives significant contributions from Conseco Finance or any of its Affiliates; (vii) is not the beneficial owner at the time of such individual's appointment as an Independent Director, or at any time thereafter while serving as an Independent Director, of such number of shares of any classes of common stock of Conseco Finance the value of which constitutes more than 0.1% of the outstanding common stock of Conseco Finance; and
         (viii) is not a spouse, parent, sibling or child of any person described by (i) through (vii). Various terms used in this subsection 2.07(i) have the following meanings:

                           (i) A person shall be deemed to be affiliated with a
                  company or firm that is a "significant advisor or consultant to Conseco Finance or its Affiliates" if he, or she, or it, as the case may be, received or would receive fees or similar compensation from Conseco Finance or any of its Affiliates in excess of the lesser of (A) 3% of the consolidated gross revenues which Conseco Finance and its Affiliates received for the sale of their products and services during the last fiscal year of Conseco Finance; (B) 5% of the gross revenues of the person during the last calendar year if such person is a self-employed individual; and (C) 5% of the consolidated gross revenues received by such company or firm for the sale of its products and services during its last fiscal year, if the person is a company or a firm; provided, however, that director's fees and expense reimbursements shall not be included in the gross revenues of an individual for purposes of this determination.

                           (ii) A "significant customer of Conseco Finance or
                  any of its Affiliates" means a customer from which Conseco Finance and any of its Affiliates collectively in the last fiscal year of Conseco Finance received payments in consideration for the products and services of Conseco Finance and its Affiliates in excess of 3% of the consolidated gross revenues of Conseco Finance and its subsidiaries during such fiscal year.

                           (iii) A "significant supplier of Conseco Finance and
                  its Affiliates" means a supplier to which Conseco Finance and any of its Affiliates collectively in the last fiscal year of Conseco Finance made payments in consideration for the supplier's products and services in excess of 3% of the consolidated gross revenue of Conseco Finance and its subsidiaries during such fiscal year.

                           (iv) Conseco Finance and any of its Affiliates shall
                  be deemed a "significant customer" of a company if Conseco Finance and any of its Affiliates collectively were the direct source during such company's last fiscal year of in excess of 5% of the gross revenues which such company received for the sale of its products and services during such fiscal year.

                           (v) Conseco Finance and any of its Affiliates shall
                  be deemed a "significant supplier" of a company if Conseco Finance and any of its Affiliates collectively received in such company's last fiscal year payments from such company in excess of 5% of the gross revenues which such company received during such fiscal year for the sale of its products and services.

                           (vi) A person shall be deemed to have "significant
                  personal services contract(s) with Conseco Finance or any its Affiliates" if the fees and other compensation received by the person pursuant to personal services contract(s) with Conseco Finance and any of its Affiliates exceeded or would exceed 5% of his or her gross revenues during the last calendar year.

                           (vii) A tax-exempt entity shall be deemed to receive
                  "significant contributions from Conseco Finance or any its Affiliates" if such tax-exempt entity received during such tax-exempt entity's last fiscal year contributions from Conseco Finance or its Affiliates in excess of the lesser of
                  (A) 3% of the consolidated gross revenues of Conseco Finance and its subsidiaries during such fiscal year and (B) 5% of the contributions received by the tax-exempt entity during such fiscal year.

                  Section 2.08. Covenants of each Transferor with Respect to Receivables Purchase Agreement. Each Transferor which is a transferee of Receivables under a Receivables Purchase Agreement, in such capacity hereby covenants that such Transferor will at all times enforce the covenants and agreements of the transferring party under such Receivables Purchase Agreement, including covenants substantially to the effect set forth below:

                  (a) Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the applicable Account Owner to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

                  (b) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Account Owner may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the finance charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (a) above, no Account Owner will take any action unless (i) at the time of such action the Account Owner reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default to occur, and (ii) such change is made applicable to the comparable segment of the credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Account Owner and an unrelated third party or by the terms of the Credit Card Agreements.

                  Section 2.09. Addition of Accounts.

                  (a) Required Account Additions.

                           (i) Required Additional Accounts. If, on any
                  Determination Date, as of the close of business on the last Business Day of the preceding Monthly Period, either (x) the Transferors' Interest is less than the required Transferor Interest or (y) the aggregate amount of the Principal Receivables is less than the Required Minimum Principal Balance (as adjusted for any Series having a Paired Series as described in the Indenture Supplement for such Series) on such date, the Transferors shall on or prior to the close of business on the 10th Business Day following such Determination Date (the "Required Designation Date"), unless the aggregate amount of the Principal Receivables exceeds the Required Minimum Principal Balance as of the close of business on any day after the last Business Day of such calendar month and prior to the Required Designation Date, effect the addition of Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting credit accounts then owned by one or more Transferors or available to one or more Transferors under a Receivables Purchase Agreement) such that, after giving effect to such addition and the addition by each other Transferor, the aggregate amount of the Principal Receivables is at least equal to the Required Minimum Principal Balance on such date.

                           (ii) Optional Participation Interests. In lieu of, or
                  in addition to, causing the designation of Additional Accounts pursuant to clause (i) above, the Transferors may (but shall not be required), subject to satisfaction of the conditions specified in paragraph (c) below, convey to the Trust participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of credit card receivables and any interests in any of the foregoing, including securities representing or backed by such receivables and collections, together with all earnings, revenue, dividends, distributions, income, issues and profits thereon ("Participation Interests"). The addition of Participation Interests to the Trust pursuant to this paragraph (a) or paragraph (b) below shall be effected by a Participation Interest Supplement, dated the applicable Addition Date and entered into pursuant to subsection 9.01(a).

                           (iii) Any Additional Accounts or Participation
                  Interests designated to be included as Trust Assets pursuant to clauses (i) or (ii) above may only be so included if the applicable conditions specified in paragraph (c) below have been satisfied.

                  (b) Permitted Additions. Each Transferor may from time to time, in its sole discretion, subject to the conditions specified in paragraph (c) below, voluntarily cause the designation of additional Eligible Accounts to be included as Accounts or Participation Interests to be included as Trust Assets, in either case as of the applicable Addition Date.

                  (c) Conditions to Additions. On the Addition Date with respect to any Additional Accounts, except Automatic Additional Accounts described in paragraph (d) below, the Trust shall acquire the Receivables in such Additional Accounts (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) or shall acquire such Participation Interests existing as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

                           (i) on or before the tenth Business Day immediately
                  preceding the Addition Date, the applicable Transferor or Transferors shall have given the Indenture Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) (and such notice provided to the Rating Agencies shall include such portfolio information as the Rating Agencies may reasonably request) that the Additional Accounts or Participation Interests will be included and specifying the applicable Addition Date and Additional Cut-Off Date;

                           (ii) as of the applicable Additional Cut-Off Date,
                  such Additional Accounts shall be Eligible Accounts;

                           (iii) on or before the Required Delivery Date, the
                  applicable Transferor or Transferors shall have delivered to the Indenture Trustee copies of UCC-1 financing statements covering such Additional Accounts or Participation Interests, if necessary to perfect the Trust's interest in the Receivables arising therein and a schedule of such Additional Accounts;

                           (iv) to the extent required by Section 8.04 of the
                  Indenture, such Transferor or Transferors shall have deposited in the Collection Account all Collections with respect to such Additional Accounts or Participation Interests since the Additional Cut-Off Date;

                           (v) as of each of the Additional Cut-Off Date and the
                  Addition Date, no Insolvency Event with respect to any Account Owner of any of the Additional Accounts, or such Transferor shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Additional Accounts or of the Participation Interests have been made in contemplation of the occurrence thereof;

                           (vi) solely with respect to Additional Accounts
                  designated pursuant to subsection 2.09(b) and Participation Interests added under subsection 2.09(a) or subsection 2.09(b), the Rating Agency Condition shall have been satisfied;

                           (vii) each Transferor transferring Receivables in the
                  Additional Accounts on such Addition Date shall have delivered to the Indenture Trustee an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (vi) above;

                           (viii) the addition to the Trust of the Receivables
                  arising in the Additional Accounts or of the Participation Interests will not result in an Adverse Effect and, in the case of Additions, each Transferor transferring Receivables in the Additional Accounts on such Addition Date shall have delivered to the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that such Transferor reasonably believes that the addition to the Trust will not have an Adverse Effect;

                           (ix) solely with respect to Additional Accounts
                  designated pursuant to subsection 2.09(b) and Participation Interests added under subsection 2.09(a) or subsection 2.09(b), the Transferors shall have delivered to the Indenture Trustee and each Rating Agency an Opinion of Counsel, dated the Addition Date, in accordance with subsection 9.02(d)(ii) or (iv), as applicable; and

                           (x) solely with respect to the addition of accounts
                  that are Special Payment Accounts, immediately following the addition of the Additional Accounts, the aggregate amount of Principal Receivables existing in Special Payment Accounts which have been designated to the Trust shall not exceed 30% of the total amount of Principal Receivables then in the Trust.

                  (d) Automatic Account Additions. (i) Each Transferor may from time to time, at its sole discretion, subject to the conditions specified in paragraph (e) below, voluntarily designate additional Eligible Accounts to be included as Automatic Additional Accounts. For purposes of this paragraph, Eligible Accounts shall be deemed to include only credit card accounts originated under the same Merchant Agreement or Conseco Developed Program as Accounts which were included as Initial Accounts or were previously added as Additional Accounts after satisfying the Rating Agency Condition.

                           (ii) The number of Automatic Additional Accounts
                  designated with respect to any of the three consecutive Monthly Periods commencing in January, April, July and October of each calendar year shall not exceed 15% of the number of Accounts as of the first day of the calendar year during which such Monthly Periods commence (or the Initial Cut-Off Date, in the case of 2001) and the number of Automatic Additional Accounts designated during any such calendar year shall not exceed 20% of the number of Accounts as of the first day of such calendar year (or the Initial Cut-Off Date, in the case of 2001); provided, however, Automatic Additional Accounts may be designated in excess of such 15% and 20% limitations if the Rating Agency Condition is satisfied with respect to such designation.

                  (e) Conditions to Addition of Automatic Additional Accounts. The Transferors shall give the Rating Agencies prior notice of any Addition of Automatic Additional Accounts, and on the Addition Date with respect to any Automatic Additional Accounts, the Trust shall acquire the Receivables in such Automatic Additional Accounts (and such Automatic Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Addition Date, subject to the satisfaction of the following conditions:

                           (i) the Additional Accounts shall all be Eligible
                  Accounts;

                           (ii) on or before the Required Delivery Date, the
                  applicable Transferor shall have delivered to the Indenture Trustee copies of UCC-1 financing statements covering such Additional Accounts, if necessary to perfect the Trust's interest and the Indenture Trustee's interest in the Receivables arising therein and a schedule of such Additional Accounts;

                           (iii) to the extent required by Section 8.04 of the
                  Indenture, the applicable Transferor shall have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

                           (iv) as of each of the Additional Cut-Off Date and
                  the Addition Date, no Insolvency Event with respect to any Account Owner of any of the Additional Accounts or any Merchant under any Merchant Agreement related to any of the Additional Accounts or such Transferor shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Additional Accounts have been made in contemplation of the occurrence thereof;

                           (v) such Transferor shall have delivered to the
                  Indenture Trustee an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (iv) above;

                           (vi) the addition of the Receivables arising in the
                  Additional Accounts to the Trust will not result in an Adverse Effect and each Transferor transferring Receivables in the Additional Accounts on such Addition Date shall have delivered to the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that such Transferor reasonably believes that the addition to the Trust will not have an Adverse Effect;

                           (vii) with respect to each Payment Date following a
                  Monthly Period ending in March, June, September, and December, the applicable Transferor shall deliver to the Indenture Trustee and each Rating Agency, an Opinion of Counsel substantially in the form of Exhibit D-2 with respect to the Additional Accounts, if any, included as Accounts during the three consecutive Monthly Periods ending prior to such Payment Date. The opinion delivery requirement set forth in the immediately preceding sentence may be modified provided that the Rating Agency Condition is satisfied;

                           (viii) No accounts may be added to the Trust under
                  the Automatic Additional Account provisions unless such accounts were originated under an Approved Program. For purposes of this subsection, an Approved Program is a private label credit card program under a Merchant Agreement or a Conseco Developed Program and, with respect to such program, accounts originated under such program were either included in the Initial Accounts or accounts under such program have prior to the Automatic Account Addition been added as Additional Accounts under subsection 2.09(c) and subsection 2.09(d); and

                           (ix) solely with respect to the addition of accounts
                  that are Special Payment Accounts, immediately following the addition of the Additional Accounts, the aggregate amount of Principal Receivables existing in Special Payment Accounts which have been designated to the Trust shall not exceed 30% of the total amount of Principal Receivables then in the Trust.

                  (f) Representations and Warranties. Each Transferor conveying Additional Accounts or Participation Interests hereby represents and warrants to the Owner Trustee and the Trust as of the related Addition Date as to the matters set forth in clauses (v) and (viii) of subsection 2.09(c) above or, if applicable, clauses (iv) and (vi) of subsection 2.09(e) above and that, in the case of Additional Accounts, the list delivered pursuant to subsection 2.09(h) is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

                  (g) Additional Transferors. Conseco Bank may designate another entity or entities to be included as Transferors ("Additional Transferors") under this Agreement in an amendment hereto pursuant to subsection 9.01(a) and, in connection with such designation, the Transferors shall (i) if the

         Transferors' Interest is then in certificated form, surrender the Transferor Certificates to the Owner Trustee in exchange for a newly issued Transferor Certificate modified to reflect such Additional Transferor's interest or (ii) if the Transferor's Interest is uncertificated, direct the Owner Trustee to make the appropriate entries in its books and records to reflect such Additional Transferor's interest in the Transferor Interest.

                  (h) Delivery of Documents. In the case of the designation of Additional Accounts, the Transferor designating such Accounts shall deliver to the Indenture Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) a duly executed, written Assignment (including an acceptance by the Trust), substantially in the form of Exhibit A (the "Assignment"), on the Document Delivery Date.

                  Section 2.10. Removal of Accounts and Participation Interests.
(a) On any day of any Monthly Period each Transferor shall have the right to require the reassignment to it or its designee of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all Recoveries related thereto received after the Removal Date, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof in or with respect to such Accounts (the "Removed Accounts") or Participation Interests conveyed to the Trust by such Transferor (the "Removed Participation Interests") (unless otherwise set forth in the applicable Participation Interest Supplement or Indenture Supplement) and designated for removal by the Transferor, upon satisfaction of the conditions in clauses (i) through (v) below; provided, however, that the conditions listed in clauses (iv) and (v) below need not be satisfied if the Removed Accounts (x) are Zero Balance Accounts or (y) relate to a terminated Merchant Agreement and the related Merchant has elected to purchase the Receivables in such Removed
Accounts:

                           (i) on or before the fifth Business Day immediately
                  preceding the Removal Date, such Transferor shall have given written notice to the Indenture Trustee, the Servicer, the Rating Agency and each Series Enhancer (unless such notice requirement is otherwise waived) of such removal and specifying the date for removal of the Removed Accounts and removed Participation Interests (the "Removal Date");

                           (ii) on or prior to the date that is five Business
                  Days on or before the Removal Date, such Transferor shall amend Schedule 1 by delivering to the Indenture Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the date notice of the Removal Date is given, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account;

                           (iii) such Transferor shall have represented and
                  warranted as of the Removal Date that the list of Removed Accounts delivered pursuant to paragraph (ii) above, as of the Removal Date, is true and complete in all material respects;

                           (iv) the Rating Agency Condition shall have been
                  satisfied with respect to the removal of the Removed Accounts and removed Participation Interests; and

                           (v) such Transferor shall have delivered to the Owner
                  Trustee and the Indenture Trustee an Officer's Certificate, dated the Removal Date, to the effect that such Transferor reasonably believes that (A) such removal will not have an Adverse Effect and (B) no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting the Removed Accounts.

                  Upon satisfaction of the above conditions, the Trust shall execute and deliver to such Transferor a written reassignment in substantially the form of Exhibit B (the "Reassignment") and shall, without further action, be deemed to transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables arising in the Removed Accounts and Removed Participation Interests, all Recoveries related thereto, all monies due and to become due and all amounts received or receivable with respect thereto after the Removal Date and all proceeds thereof and any Insurance Proceeds relating thereto. The Owner Trustee may conclusively rely on the Officer's Certificate delivered pursuant to this
Section 2.10 and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  In addition to the foregoing, on the date when any Receivable in an Account becomes a Defaulted Receivable, the Trust shall automatically and without further action or consideration be deemed to transfer, set over and otherwise convey to the Transferor with respect to such Account, without recourse, representation or warranty, all right, title and interest of the Trust in and to the Defaulted Receivables in such Account, all monies and amounts due or to become due with respect thereto, all proceeds thereof and any Insurance Proceeds relating thereto; provided, that Recoveries of such Account shall be applied as provided herein.

                           (b) Anything to the contrary herein notwithstanding,
                  the Transferor shall be entitled to purchase all Receivables in Accounts designated for purchase or re-purchase by a Merchant pursuant to the termination of a Merchant Agreement to which such Merchant is a party. Any repurchase of Receivables pursuant to this subsection 2.10(b) shall be effected [in the manner, and at a price determined in accordance with subsection 2.05(b) as if the Receivables being repurchased were Ineligible Receivables]; provided, however, that the purchase price paid by the Merchant for the Receivables shall be treated as Collections of Principal Receivables and Finance Charge Receivables and be applied as follows:

                                    If, following the removal of the Receivables
                           from the Trust as a result of a repurchase by a Merchant and the exclusion of the Principal Receivables purchased from the calculation of the Transferor Amount, the Transferor Amount will be less than the Required Transferor Amount, then the proceeds of the sale of the Receivables shall be deposited into the Special Funding Account in an amount equal to the amount by which the Transferor Amount would be below the Required Transferor Amount (up to the amount of the sale proceeds).

                                    If, following the removal, the Transferor
                           Amount will not be less than the Required Transferor Amount, then the proceeds of the sale of the Receivables shall be deposited into the Collection Account and treated as Principal Receivables and Finance Charge Receivables as determined by the Servicer. The Finance Charge Receivables and Principal Receivables shall be treated as amounts collected in the Monthly Period in which the amounts are received by the Transferor. Amounts deposited in the Collection Account in connection therewith shall be applied in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement.

                  Section 2.11. Account Allocations. In the event that any Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, including by reason of the application of the provisions of Section 6.01 or any order of any Governmental Authority (a "Transfer Restriction Event"), then, (a) such Transferor and the Servicer agree (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer

Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Trust by such Transferor in the Trust on such date), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Trust which are charged off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement.

                  Section 2.12. Discount Option.

                  (a) The Transferors shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of all or any specified portion of Principal Receivables existing on and after a Discount Option Date to be treated as Finance Charge Receivables ("Discount Option Receivables").

                  (b) As of the Initial Issuance Date, the Transferors hereby exercise such option and designate a Discount Percentage of ___% to be effective as of the Initial Issuance Date and to be applied to all Principal Receivables.

                  (c) The Transferors have the option of increasing, reducing or withdrawing the Discount Percentage, at any time and from time to time and if the Discount Percentage has been withdrawn to again designate a Discount Percentage.

                  (d) Except with respect to the designation of the Discount Percentage on the Initial Issuance Date, the Transferors shall provide to the Servicer, the Indenture Trustee and each Rating Agency 30 days' prior written notice of a Discount Option Date and such designation shall become effective on a Discount Option Date only if, (i) the Transferors deliver an Officer's Certificate to the effect that such designation in the reasonable belief of the Transferors, would not cause an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to such designation.

                  (e) Discount Option Receivable Collections shall be treated as Collections of Finance Charge Receivables.

                               [END OF ARTICLE II]

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

                  Section 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer.

                  (a) Conseco Bank agrees to act as the Servicer under this Agreement and the Noteholders by their acceptance of Notes consent to Conseco Bank acting as Servicer.

                  (b) The Servicer shall service and administer the Receivables and any Participation Interests, shall collect and deposit into the Collection Account amounts received under the Receivables and any Participation Interests and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines. As agent for each Transferor and the Trust, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 7.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to Section 7.01, (i) to instruct the Trust or the Indenture Trustee to make withdrawals and payments from the Collection Account, the Special Funding Account and any Series Account, as set forth in this Agreement, the Indenture or any Indenture Supplement, (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement, the Indenture or any Indenture Supplement, (iii) to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Receivables and (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or other laws or regulations. Each of the Trust and the Indenture Trustee shall furnish the Servicer with any documents in such Person's possession reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other credit card receivables.

                  (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines, except insofar as any failure to so comply or perform would not have an Adverse Effect.

                  (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Receivables, fees and disbursements of the Owner Trustee and the Indenture Trustee (including the reasonable fees and expenses of its outside counsel) and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements, and the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange. The

         Transferors shall pay out of their own funds, without reimbursement, the costs and expenses relating to any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust or the Transferors (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust).

                  Section 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") with respect to each Monthly Period, payable monthly on the related Payment Date, in an amount equal to one-twelfth of the product of (a) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series and the Invested Amount (or such other amount as specified in the related Indenture Supplement) of such Series, in each case as of the last day of the prior Monthly Period prior to the termination of the Trust pursuant to 8.01 of the Trust Agreement. The share of the Servicing Fee allocable to a particular Series with respect to any Monthly Period (the "Monthly Servicing Fee") will each be determined in accordance with the relevant Indenture Supplement. The portion of the Servicing Fee with respect to any Monthly Period not so allocated to any particular Series shall be paid by the Holders of the Transferors' Interest on the related Payment Date and in no event shall the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders of any Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Monthly Period to be paid by the Holders of the Transferors' Interest.

                  Section 3.03. Representations, Warranties and Covenants of the Servicer. Conseco Bank, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Owner Trustee and the Indenture Trustee shall be deemed to have relied in accepting the Receivables in trust and in entering into the Indenture:

                  (a) Organization and Good Standing. The Servicer is a corporation validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its credit servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables (including the underlying receivables) and any Participation Interests as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (c) Due Authorization. The execution, delivery, and performance of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or by general principles of equity.

                  (e) No Conflict. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (f) No Violation. The execution and delivery of this Agreement by the Servicer, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer will not conflict with or violate any Requirements of Law applicable to the Servicer.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement.

                  (h) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable (and the underlying receivable) and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

                  (i) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable (or the underlying receivable) except in accordance with the Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (j) Protection of Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Trust, the Owner Trustee, the Indenture Trustee or the Noteholders in any Receivable (or the underlying receivable) or the related Account or any Participation Interest, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Credit Card Guidelines.

                  (k) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced it shall be reassigned or assigned to the Servicer as provided in this Section.

                  (l) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the

         Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

                  (m) Changes in Credit Card Guidelines. Subject to compliance with all Requirements of Law, the Servicer may change the terms and provisions of the applicable Credit Card Guidelines of the Servicer in any respect (including the calculation of the amount or the timing of charge-offs and the finance charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law, the Servicer will not take any action unless (i) at the time of such action, the Servicer reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default to occur, and (ii) such change is made applicable to the comparable segment of the credit accounts owned by the relevant Account Owner which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Account Owner and an unrelated third party or by the terms of the Credit Card Agreements.

                  In the event (x) any of the representations, warranties or covenants of the Servicer contained in subsection 3.03(h), (i) or (j) with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on such Receivable (which determination shall be made without regard to whether funds are then available to any Noteholders pursuant to any Series Enhancement) and is not cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee and the Transferors) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Indenture Trustee or a Transferor, or (y) as provided in subsection 3.03(k) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

                  The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds on the Payment Date following the Monthly Period in which such assignment obligation arises in an amount equal to the amount of such Receivables.

                  Upon each such reassignment or assignment to the Servicer, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this section have been satisfied. The obligation of the Servicer to accept reassignment or assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Noteholders (or the Indenture Trustee on behalf of Noteholders) or any Series Enhancer, except as provided in Section 5.04.

                  Section 3.04. Reports and Records for the Trust and the Indenture Trustee.

                  (a) Daily Records. On each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Trust and the Indenture Trustee upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge Receivables processed by the Servicer on the second preceding Business Day in respect of each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Trust and the Indenture Trustee at the office of the Servicer on any Business Day any computer programs necessary to make such identification. The Trust and the Indenture Trustee shall enter into such reasonable confidentiality agreements as the Servicer shall deem necessary to protect its interests and as are reasonably acceptable in form and substance to the Trust and the Indenture Trustee.

                  (b) Monthly Servicer's Certificate. Not later than the second Business Day preceding each Payment Date, the Servicer shall, with respect to each outstanding Series, deliver to the Trust, the Indenture Trustee and each Rating Agency a certificate of an Authorized Officer in substantially the form set forth in the related Indenture Supplement.

                  Section 3.05. Annual Certificate of Servicer. The Servicer shall deliver to the Trust, the Indenture Trustee and each Rating Agency on or before March 31 of each calendar year, beginning with March 31, 2002, an Officer's Certificate substantially in the form of Exhibit C.

                  Section 3.06. Annual Servicing Report of Independent Public Accountants; Copies of Reports Available.

                  (a) On or before March 31 of each calendar year, beginning with March 31, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or a Transferor) to furnish a report addressed to the Trust, the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of Accounts under this Agreement, the Indenture and each Indenture Supplement and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including the allocation of Collections) has not been conducted in compliance with the terms and conditions as set forth in Article III and Section
         5.08 of this Agreement and the applicable provisions of the Indenture and each Indenture Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed. In the event such firm requires the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  (b) On or before March 31 of each calendar year, beginning with March 31, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (addressed to the Trust) to the Trust, the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates delivered pursuant to subsection 3.04(b) during the period covered by such report with the Servicer's computer reports that were the source of such amounts and that on the basis of such agreed-upon procedures and comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed. In the event such firm requires the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  (c) A copy of each certificate and report provided pursuant to subsection 3.04(b), or Section 3.05 or 3.06 may be obtained by any Noteholder or beneficial owner of a Note by a request in writing to the Trust at the address set forth in Section 9.04.

                  Section 3.07. Tax Treatment. Unless otherwise specified in the Indenture or an Indenture Supplement with respect to a particular Series, the Transferor has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Receivables and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. The Transferor, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each Note Owner, by its acceptance of an interest in the applicable
Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor. Each Holder of such Note agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.07. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by Section 6.13 of the Indenture, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for such purposes. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

                  Section 3.08. Notices to Conseco Bank. In the event that Conseco Bank is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Conseco Bank each certificate and report required to be provided thereafter pursuant to subsection 3.04(b) and Sections 3.05 and 3.06.

                  Section 3.09. Adjustments.

                  (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to an Obligor, because such Receivable was created in respect of merchandise or services which was refused or returned by an Obligor, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Transferor Amount, and (unless otherwise specified) any other amount required herein or in the Indenture or any Indenture Supplement to be calculated by reference to the amount of Principal Receivables, will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Amount and (unless otherwise specified) any other amount required herein or in the Indenture or in any Indenture Supplement to be calculated by reference to the amount of Principal Receivables will be reduced by the principal amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in subsection 2.07(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Monthly Period in which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 p.m., New York City time, on the Payment Date following the Monthly Period in which such adjustment obligation arises, one or more of the Transferors shall make a deposit into the Special Funding Account in immediately available funds and the total amount of such deposit shall be in an amount equal to the amount by which the Transferor Amount would be less than the Required Transferor Amount, due to adjustments with respect to Receivables conveyed by the Transferors (up to the amount of such Principal Receivables).

                  (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section shall not require any change in any report previously delivered pursuant to subsection 3.04(a).

                  Section 3.10. Reports to the Commission. The Servicer shall, on behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. The Transferor shall, at its own expense, cooperate in any reasonable request of the Servicer in connection with such filings.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

                  Section 4.01. Liability of each Transferor. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement. Except as provided in the preceding sentence, each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

                  Section 4.02. Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.

                  (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other corporation or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

                           (i) (x) the entity formed by such consolidation or
                  into which such Transferor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a savings association, a national banking association, a bank or other entity which is not eligible to be a debtor in a case under the Bankruptcy Code or is a special purpose corporation or other special purpose entity whose powers and activities are limited to substantially the same degree as provided in the certificate of incorporation of such Transferor and, if such Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee, in form reasonably satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of such Transferor hereunder; and (y) such Transferor or the surviving entity, as the case may be, has delivered to the Trust and the Indenture Trustee (with a copy to each Rating Agency) an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                           (ii) the Rating Agency Condition shall have been
                  satisfied with respect to such consolidation, merger, conveyance or transfer.

                  (b) Except as permitted by subsection 2.07(c), the obligations, rights or any part thereof of each Transferor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of any Transferor hereunder except (i) for conveyances, mergers, consolidations, assumptions, sales or transfers in accordance with the provisions of the foregoing paragraph and (ii) for conveyances, mergers, consolidations, assumptions, sales or transfers to other entities (1) which such Transferor and the Servicer determine will not result in an Adverse Effect, (2) which meet the requirements of clause (ii) of the preceding paragraph and (3) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee in writing in form satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of such Transferor thereby conveyed.

                  Section 4.03. Limitations on Liability of Each Transferor. Subject to Section 4.01, no Transferor nor any of the directors, officers, employees, incorporators or agents of any Transferor acting in such capacities shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer, any other Transferor or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement, the Indenture and any Indenture Supplement and the issuance of the Notes; provided, however, that this provision shall not protect any Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

                  Section 4.04. Assumption of the Transferor Obligations. Notwithstanding the provisions of Section 4.02 or other provisions of this Agreement, each Transferor may assign, convey and transfer its credit accounts and the receivables arising thereunder, which may include all, but not less than all, of the Accounts and such Transferor's remaining interest in the Receivables arising thereunder and the Transferor Amount (collectively, the "Assigned Assets"), together with all servicing functions and other obligations under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to other entities (such entity or entities, the "Assuming Entity"), which may be entities that are not affiliated with such Transferor, and such Transferor may assign, convey and transfer the Assigned Assets and the Assumed Obligations to such Assuming Entity, without the consent or approval of the Holders of the Notes, upon satisfaction of the following conditions:

                  (a) such Assuming Entity, such Transferor and the Trust shall have entered into an assumption agreement (the "Assumption Agreement") providing for the Assuming Entity to assume the Assumed Obligations, including the obligation under this Agreement to transfer the Receivables arising under the Accounts to the Trust, and such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such transfer and assumption comply with this Section, that such Assumption Agreement is a valid and binding obligation of such Assuming Entity enforceable against such Assuming Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally or creditors of national banking associations, from time to time, in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (b) such Transferor or such Assuming Entity shall have delivered to the Trust and the Indenture Trustee copies of UCC-1 financing statements covering such Accounts to perfect the Trust's interest and the Indenture Trustee's interest in the Receivables arising herein;

                  (c) if such Assuming Entity shall be eligible to be a debtor in a case under the Bankruptcy Code, such Transferor shall have delivered to the Rating Agency (with a copy to the Servicer and the Indenture Trustee) notice of such transfer and assumption, and that each Rating Agency that has rated an Outstanding Series of Notes confirm in writing that such transfer will not result in a reduction or withdrawal of its rating of any Class of any Outstanding Series of Notes or, if such Assuming Entity shall not be eligible to be a debtor under the Bankruptcy Code, such Transferor shall have delivered to the Rating Agency notice of such transfer and assumption;

                  (d) the Trust and the Indenture Trustee shall have received an Opinion of Counsel to the effect that (i) the transfer of such Receivables by such Assuming Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables by such Assuming Entity to the Trust, (ii) the condition specified in clause
         (b) shall have been satisfied, and (iii) if such Assuming Entity shall be subject to the FDIA, [the interest of the Trust in such Receivables should not be subject to reclamation or recovery by the FDIC if the FDIC were to become the receiver or conservator of such Assuming Entity;]

                  (e) such Transferor shall have received written notice that the Rating Agency Condition has been satisfied with respect to such transfer and assumption and shall have delivered copies of each such written notice to the Servicer, the Trust and the Indenture Trustee;

                  (f) the Indenture Trustee shall have received a Tax Opinion;
         and

                  (g) the Rating Agency Condition shall be satisfied.

                  Upon any such transfer to and assumption by an Assuming Entity, the Transferors shall if the Transferors' Interest is then in certificated form, surrender the Transferors Certificate to the Transfer Agent and Registrar or if the Transferors' Interest is not in certificated form deliver transfer instructions to the Transfer Agent and Registrar for registration of transfer and, if applicable, the Trustee shall issue a new Transferor Certificate in the name of such Assuming Entity and any non-assigning Transferor or shall record the interest of the Assuming Entity and the non-assigning Transferor in its records. Notwithstanding such assumption, such assigning Transferor shall continue to be liable for all representations and warranties and covenants made by it and all obligations performed or to be performed by it in its capacity as Transferor prior to such transfer.

                  Notwithstanding the provisions of this Section 4.04 to the contrary, any Transferor may transfer, from time to time, Assigned Assets to any other Transferor upon the satisfaction of subsections (a) and (b), above. Such Transferor shall promptly provide notice to the Rating Agency indicating the occurrence of any such transfer.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 5.01. Liability of the Servicer. The Servicer shall be liable under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

                  Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

                  (a) (i) the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation or other entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust, the Indenture Trustee and the Transferors, in form satisfactory to the Trust, the Indenture Trustee and the Transferors, the performance of every covenant and obligation of the Servicer hereunder;

                           (ii) the Servicer has delivered to the Trust and the
                  Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with;

                           (iii) the Servicer shall have given the Rating
                  Agencies notice of such consolidation, merger or transfer or assets and the Rating Agency Condition shall have been satisfied; and

                  (b) the corporation or other entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer.

                  Section 5.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 5.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder.

                  Section 5.04. Servicer Indemnification of the Trust, the Owner Trustee and the Indenture Trustee. The Servicer shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Transfer Agent and Registrar or as Paying Agent) and their respective directors, officers, employees and agents from and against any and all loss, liability, claim, action, suit, cost, expense, damage or injury of any kind or nature whatsoever suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (b) the administration by the Owner Trustee of the Trust (in the case of clause (a) or (b), other than such as may arise from the negligence or willful misconduct of the Owner Trustee or the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim. Indemnification pursuant to this Section shall not be payable from the Trust Assets. The Servicer's obligations under this Section 5.04 shall survive the termination of this Agreement or the Trust or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee, as applicable.

                  Section 5.05. Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee, in form satisfactory to the Trust and the Indenture Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates that is a direct or indirect wholly owned subsidiary of Conseco Finance Corp. or by any other entity the appointment of which shall have satisfied the Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trust and the Indenture Trustee. No resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02 hereof. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer.

                  Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, Conseco Bank may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of Conseco Finance Corp. so long as Conseco Bank or Conseco Finance Corp. shall have fully guaranteed the performance of such obligations and duties under this Agreement and Conseco Bank may carry out some or all of its duties and obligations as Servicer through subservicing arrangements with its Affiliates.

                  Section 5.06. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trust or the Indenture Trustee, as applicable, access to the documentation regarding the Accounts and the Receivables in such cases where the Trust or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the Transferor, the Trust, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  Section 5.07. Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate its duties hereunder with respect to the Accounts and the Receivables to any Person that agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 5.05.

                  Section 5.08. Examination of Records. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                                INSOLVENCY EVENTS

                  Section 6.01. Rights upon the Occurrence of an Insolvency Event. If any Transferor shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver, liquidator or similar official in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Transferor or of or relating to all or substantially all of such Transferor's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity's affairs, or notwithstanding an objection by such Transferor any such action shall have remained undischarged or unstayed for a period of 60 days or upon entry of any order or decree providing for such relief; or such Transferor shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within 30 days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship or similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such act or occurrence with respect to any Person being an "Insolvency Event"), such Transferor shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Indenture Trustee and the Owner Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be a part of the Trust Assets and shall be allocated and distributed to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

                               [END OF ARTICLE VI]

                                   ARTICLE VII

                                SERVICER DEFAULTS

                  Section 7.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Indenture Trustee to make such payment, transfer or deposit on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Indenture or any Indenture Supplement;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Indenture, any Indenture Supplement or this Agreement which has an Adverse Effect and which continues unremedied for a period of 60 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Holders of Notes evidencing not less than 10% of the aggregate unpaid principal amount of all Notes (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such failure relates); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 5.02 and 5.07;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has an Adverse Effect and which Adverse Effect continues for a period of 60 days after the date on which notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 10% of the aggregate unpaid principal amount of all Notes (or, with respect to any such representation, warranty or certification that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such representation, warranty or certification relates); or

                  (d) the Servicer shall consent to the appointment of a bankruptcy trustee, conservator, receiver, liquidator or similar official in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee, conservator, receiver, liquidator or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against the Servicer; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the aggregate unpaid principal amount of all Notes, by notice then given to the Servicer and the Owner Trustee (and to the

Indenture Trustee if given by the Noteholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement, the Indenture and each Indenture Supplement; provided, however, if within 60 days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with subsection 7.02(c) to act as a Successor Servicer and receives an Officer's Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall grant a right of first refusal to the Transferors which would permit the Transferors at their option to purchase the Notes on the Payment Date in the next calendar month.

                  The price for the Notes shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. The Transferors shall notify the Indenture Trustee prior to the Record Date for the Payment Date of the acquisition if it is exercising such right of first refusal. If the Transferors exercise such right of first refusal, the Transferors shall deposit the price into the Collection Account not later than 1:00 p.m., New York City time, on such Payment Date in immediately available funds. The price shall be allocated and distributed to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

                  After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 7.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall as soon as practicable, but within not more than 20 Business Days, transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests. The Servicer shall pay to the Indenture Trustee and any Successor Servicer the reasonable transition expenses incurred by such person and the agents in connection with any transition of Servicing.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the

Trust, each Transferor and any Series Enhancer with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

                  Section 7.02. Indenture Trustee To Act; Appointment of Successor.

                  (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 3.01(b) and Section 5.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer.

                  (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

                  (c) In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the aggregate Monthly Servicing Fees for all Series plus the sum of the amounts with respect to each Series and with respect to each Payment Date equal to any Collections of Finance Charge Receivables allocable to Noteholders of such Series which are payable to the holders of the Transferors' Interest after payment of all amounts owing to the Noteholders of such Series with respect to such Payment Date or required to be deposited in the applicable Series Accounts with respect to such Payment Date and any amounts required to be paid to any Series Enhancer for such Series with respect to such Payment Date pursuant to the terms of any Enhancement Agreement; provided, however, that the Holders of the Transferors' Interest shall be responsible for payment of the Transferors' portion of such aggregate Monthly Servicing Fees and all other such amounts in excess of such aggregate Monthly Servicing Fees. Each Holder of the Transferors' Interest agrees that, if Conseco Bank (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge Receivables that the Transferors are entitled to receive pursuant to this Agreement, the Indenture or any Indenture Supplement shall be reduced by an amount sufficient to pay the Transferors' share of the compensation of the Successor Servicer.

                  (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 8.01 of the Trust Agreement, and shall pass to and be vested in the Transferors and, without limitation, the Transferors are hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorneys-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferors in effecting the termination of the responsibilities and rights of the

         Servicer to conduct servicing of the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Transferors or their designees in such electronic form as they may reasonably request and shall transfer all other records, correspondence and documents to them in the manner and at such times as they shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Transferors information of any kind which the Servicer deems to be confidential, the Transferors shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

                  Section 7.03. Notification to Noteholders. Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Trust, the Indenture Trustee, each Rating Agency and each Series Enhancer and the Indenture Trustee shall give notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Indenture Trustee shall give prompt notice thereof to the Noteholders and each Series Enhancer.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01. Termination of Agreement. This Agreement and the respective obligations and responsibilities of the Trust, the Transferors and the Servicer under this Agreement shall terminate, except with respect to the duties described in Section 5.04, on the date the Trust is dissolved as provided in Section 8.01 of the Trust Agreement.

                             [END OF ARTICLE VIII]

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.01. Amendment; Waiver of Past Defaults.

                  (a) This Agreement may be amended by the parties hereto from time to time prior to, or in connection with, the issuance of the first Series of Notes hereunder without the requirement of any consents or the satisfaction of any conditions set forth below. This Agreement may be amended from time to time by the Servicer, the Transferors and the Trust, by a written instrument signed by each of them, without the consent of the Indenture Trustee or any of the Noteholders, provided that (i) the Transferors shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the date of any such amendment, stating that the Transferors reasonably believe that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment; provided, however, the Servicer, the Transferors and the Trust, may enter into one or more amendments, without the consent of the Indenture Trustee or the Holders of any Notes but with prior notice to the Rating Agencies (and provided that a final amendment to this Agreement signed by the parties hereto shall be delivered to each Rating Agency within 10 days of its execution) in order to (A) cure any ambiguity, to correct or supplement any provision herein or in any amendment hereto that may be inconsistent with any other provision herein or in any amendment hereto, (B) to make any other provisions with respect to matters or questions arising under this Agreement or in any amendment hereto or (C) to assure that the transfer of assets under the Transaction Documents does not qualify for sale treatment under generally accepted accounting principles or, if so determined by the Transferors to qualify for sale treatment under generally accepted accounting principles; provided, that such amendment shall not have an Adverse Effect and, in the case of clause (C), the Transferors shall have delivered a Tax Opinion to the Indenture Trustee with respect to such amendment. Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Servicer and the Trust at the direction of the Transferors without the consent of the Indenture Trustee or any of the Noteholders or Series Enhancers to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferors deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (ii) each Rating Agency will have notified the Transferors, the Servicer, the Indenture Trustee and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Transferors may make without the consent of Noteholders or Series Enhancers pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

                  (b) This Agreement may also be amended from time to time by the Servicer, the Transferors and the Trust, with the consent of the Holders of Outstanding Notes evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of all affected Series for which the Transferors have not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Amortization Events or Reinvestment Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Holder of Outstanding Notes, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Holder of Outstanding Notes, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Holder of Outstanding Notes or (iv) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Outstanding Notes of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of such Series or Class.

                  (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trust shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Series Enhancer.

                  (d) It shall not be necessary for the consent of Noteholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

                  (e) Notwithstanding anything in this Section 9.01 to the contrary, no amendment may be made to this Agreement or any Participation Interest Supplement which would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

                  (f) Any Indenture Supplement executed in accordance with the provisions of Article X of the Indenture shall not be considered an amendment of this Agreement for the purposes of this Section 9.01.

                  (g) The Holders of Outstanding Notes evidencing more than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of each Series or, with respect to any Series with two or more Classes, of each Class (or, with respect to any default that does not relate to all Series, 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) may, on behalf of all Noteholders, waive any default by the Transferors or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived and provided that promptly after any such waiver the Servicer shall give written notice of the waiver including a description of the substance of the waiver to each Rating Agency.

                  (h) The Owner Trustee may, but shall not be obligated to, enter into any such amendment on behalf of the Trust which affects the Owner Trustee's rights, duties or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Owner Trustee shall be entitled to receive the Opinion of Counsel described in subsection 9.02(d).

                  Section 9.02. Protection of Right, Title and Interest of
Trust.

                  (a) The Transferors shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Trust's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trust hereunder to all property comprising the Trust. The Transferors shall deliver to the Trust and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferors shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  (b) Within 30 days after any Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC, such Transferor shall give the Trust and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest or ownership interest in the Receivables and the other Trust Assets.

                  (c) Each Transferor shall give the Trust and the Indenture Trustee prompt notice of any relocation of its chief executive office or any change in the jurisdiction of its organization and whether, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each Transferor shall at all times maintain its chief executive offices within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States.

                  (d) The Transferors shall deliver to the Trust and the Indenture Trustee (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit D-1; (ii) on each date specified in subsection 2.09(c)(ix) with respect to Additional Accounts (other than Automatic Additional Accounts) to be designated as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iii) on each date specified in subsection 2.09(e)(vii), with respect to any Automatic Additional Accounts included as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iv) on each Addition Date on which any Participation Interests are to be included in the Trust pursuant to subsection 2.09(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibits D-1 and D-2 but conformed to the extent appropriate to relate to Participation Interests; and (v) on or before April 30 of each year, beginning with April 30, 2002, an Opinion of Counsel substantially in the form of Exhibit D-3.

                  Section 9.03. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.04. Notices; Payments.

                  (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Transferors, addressed to Conseco Bank, Inc., 2825 E. Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121 and Conseco Finance Credit Card Funding Corp., 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102, (ii) in the case of Conseco Bank, to

         Conseco Bank, Inc., 2835 East Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121, Attention: (facsimile no. (___) ___-____), (iii) in the case of the Servicer, to Conseco Bank, at Conseco Bank, Inc., 2835 East Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121,
         Attention: (facsimile no. (___) ___-____), (iv) in the case of the Trust, to Conseco Private Label Credit Card Master Note Trust, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: (facsimile no. (___) ___-____), (v) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Indenture Supplement relating to such Series, and (vi) to any other Person as specified in the Indenture or any Indenture Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

                  (b) Any Notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register. No Notice shall be required to be mailed to a Holder of Bearer Notes or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such Notice. In addition, (a) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any Notice to Noteholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (b) in the case of any Series or Class with respect to which any Bearer Notes are outstanding, any Notice required or permitted to be given to Noteholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

                  Section 9.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Notes or the rights of the Noteholders.

                  Section 9.06. Further Assurances. The Transferors and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 9.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust, the Owner Trustee, the Indenture Trustee or the Noteholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.08. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee, the Noteholders, any Series Enhancer and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

                  Section 9.10. Actions by Noteholders.

                  (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Noteholders, such action or Notice may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

                  (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Note shall bind such Holder and every subsequent Holder of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trust, the Transferors or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 9.11. Rule 144A Information. For so long as any of the Notes of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Trust, the Indenture Trustee, the Servicer and any Series Enhancer agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                  Section 9.12. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.13. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.14. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  Section 9.15. Nonpetition Covenant.

                  (a) Notwithstanding any prior termination of this Agreement, none of the Servicer, the Indenture Trustee, the Owner Trustee nor any Transferor shall, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust.

                  (b) Notwithstanding any prior termination of this Agreement, neither the Servicer, the Indenture Trustee, the Owner Trustee nor the Trust shall, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause any Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against such Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Transferor.

                               [END OF ARTICLE IX]

                  IN WITNESS WHEREOF, the Transferors, the Servicer and the Trust have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             CONSECO BANK, INC.
                                             Transferor


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO FINANCE CREDIT CARD FUNDING
                                             CORP.,
                                             Transferor


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO BANK INC.,
                                             Servicer


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO PRIVATE LABEL CREDIT CARD
                                             MASTER NOTE TRUST,
                                             Issuer

                                             By: WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Acknowledged and Accepted:

By: U.S. Bank Trust National Association
    not in its individual capacity but
    solely as Indenture Trustee

By:
   --------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                         (As required by Section 2.09 of
                      the Transfer and Servicing Agreement)


                  ASSIGNMENT No. _________ OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of ____________,1 by and among ___________________________________ , a
__________________________________ as Transferor (the "Transferor"),
____________________________________ , a __________________________________ as
Servicer (the "Servicer"), and CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (the "Trust"), a Delaware business trust, pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS the Transferor, the Servicer and the Trust are parties to the Transfer and Servicing Agreement dated as of May 1, 2001 (as amended and supplemented, the "Agreement");

                  WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust; and

                  WHEREAS the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Transferor, the Servicer and the Trust hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, __________,______.

                  "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, __________, ____.

                  2. Designation of Additional Accounts. On or before the Document Delivery Date, the Transferor will deliver to the Owner Trustee a computer file, microfiche list or printed list containing a true and complete schedule identifying all Additional Accounts designated hereby (the "Additional Accounts") specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, which computer file, microfiche list or printed list shall be marked as Schedule 1 to this Assignment and shall supplement Schedule 1 to the Agreement.

                  3. Conveyance of Receivables. (a) The Transferor does hereby sell, transfer, assign, set over and otherwise convey, without recourse except as set forth in the Transfer and Servicing Agreement, to the Trust, all its right, title and interest in, to and under the Receivables of such Additional

------------------
1/ To be dated as of the applicable Addition Date.

         Accounts existing on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Recoveries related thereto, including any amount realized as a result of the foreclosure or other enforcement of any Related Security, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee, the Indenture Trustee, any Noteholders or any Series Enhancer of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, Merchants, Dealers, merchant banks, merchants clearance systems or insurers.

                           (b) The Transferor agrees to record and file, at its
                  own expense, financing statements (and continuation statements when applicable) with respect to the Receivables existing on the Additional Cut-Off Date and thereafter created in Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trust on or prior to the Addition Date. The Trust shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

                           (c) In connection with such sale, the Transferor
                  further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts and designated hereby have been conveyed to the Trust pursuant to the Agreement and this Assignment.

                           (d) The Transferor does hereby grant to the Trust a
                  security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables of the Additional Accounts existing on the Additional Cut-Off Date and thereafter created, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all "proceeds" (including "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

                  4. Acceptance by the Trust. The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to
         Section 3 of this Assignment. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Owner Trustee the computer file, microfiche list or printed list described in Section 2 of this Assignment.

                  5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust, as of the date of this Assignment and as of the Addition Date that:

                           (a) Legal Valid and Binding Obligation. This
                  Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                           (b) Eligibility of Accounts. As of the Additional
                  Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

                           (c) Insolvency. As of each of the Additional Cut-Off
                  Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

                           (d) Amortization Event; Event of Default. The
                  Transferor reasonably believes that (A) the addition of the Receivables arising in the Additional Accounts will not, based on the facts known to the Transferor, then or thereafter cause an Amortization Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in the selection of Additional Accounts (from among the available Eligible Accounts available to the Transferor) that would be materially adverse to the interests of the Noteholders of any Series as of the Addition Date;

                           (e) Security Interest. This Assignment [constitutes a
                  valid sale, transfer and assignment to the Trust of all right, title and interest, whether now owned or hereafter acquired, of the Transferor in the Receivables existing on the Additional Cut-Off Date and thereafter created in the Additional Accounts, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the UCC) thereof, or, if this Assignment does not constitute a sale of such property, it] constitutes a grant of a "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property;

                           (f) No Conflict. The execution and delivery by the
                  Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

                           (g) No Proceedings. There are no proceedings or
                  investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

                           (h) All Consents. All authorizations, consents,
                  orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

                  6. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

                  7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  9. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                             __________________________________,
                                             Transferor,


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO BANK INC.,
                                             Servicer,


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO PRIVATE LABEL CREDIT CARD
                                             MASTER NOTE TRUST,
                                             Issuer

                                             By:  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT B


             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

                         (As required by Section 2.10 of
                      the Transfer and Servicing Agreement)


                  REASSIGNMENT No. ___________ OF RECEIVABLES dated as of ___________,1 by and among _________________________________________ , a
_________________________________ , as Transferor (the "Transferor"), CONSECO
BANK, INC., a Utah industrial loan corporation, as Servicer (the "Servicer") and CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, (the "Trust"), a Delaware business trust, pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS the Transferor, the Servicer and the Trust are parties to the Transfer and Servicing Agreement dated as of May 1, 2001 (as amended and supplemented, the "Agreement");

                  WHEREAS pursuant to the Agreement, the Bank wishes to remove from the Trust all Receivables owned by the Trust in certain designated Accounts and to cause the Trust to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created to the Transferor; and

                  WHEREAS the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

                  1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, __________, _______.

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts, __________, ______.

                  2. Designation of Removed Accounts. On or before the Document Delivery Date, the Transferor will deliver to the Owner Trustee a computer file, microfiche list or printed list containing a true and complete schedule identifying all Accounts (the "Removed Accounts") the Receivables of which are being removed from the Trust, specifying for each such Account, as of the Removal Notice Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account, which computer file, microfiche list or printed list shall be marked as Schedule 1 of this Reassignment and shall supplement Schedule 1 to the Agreement.

                  3. Conveyance of Receivables. (a) The Trust does hereby transfer, assign, set over and otherwise convey to the Transferor, without recourse, on and after the Removal Date, all right, title and interest of the Trust in, to and under the Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Accounts designated hereby, all


------------------
1/ To be dated as of the Removal Date.

         Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof.

                           (b) In connection with such transfer, the Trust
                  agrees to execute and deliver to the Transferor on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Transferor with respect to the Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Accounts reassigned hereby and the proceeds thereof evidencing the release by the Trust of its interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to terminate such interest.

                  4. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date:

                           (a) Legal Valid and Binding Obligation. This
                  Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                           (b) Amortization Event; Event of Default. The
                  Transferor reasonably believes that (A) the removal of the Receivables existing in the Removed Accounts will not, based on the facts known to the Transferor, then or thereafter cause an Amortization Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Noteholders of any Series as of the Removal Date.

                           (c) List of Removed Accounts. The list of Removed
                  Accounts delivered pursuant to subsection 2.10(a)(ii) of the Agreement, as of the Removal Notice Date, is true and complete in all material respects.

                  5. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

                  6. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  7. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  8. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Reassignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Reassignment and each other document, the

         Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trust have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                                             ___________________________________
                                             Transferor,

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO BANK, INC.,
                                             Servicer,


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO PRIVATE LABEL CREDIT CARD
                                             MASTER NOTE TRUST,
                                             Issuer

                                             By:  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT C

                      FORM OF ANNUAL SERVICER'S CERTIFICATE

                    (To be delivered on or before March 31 of
                each calendar year beginning with March 31, 2002,
                  pursuant to Section 3.05 of the Transfer and
                     Servicing Agreement referred to below)

               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                  The undersigned, a duly authorized representative of Conseco Bank, Inc., as Servicer ("Conseco Bank"), pursuant to the Transfer and Servicing Agreement dated as of May 1, 2001 (as amended and supplemented, the "Agreement"), among Conseco Bank, Inc. and Conseco Finance Credit Card Funding Corp., as transferors, Conseco Bank and Conseco Private Label Credit Card Master Note Trust, does hereby certify that:

                  1. Conseco Bank is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

                  2. The undersigned is an Authorized Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trust.

                  3. A review of the activities of the Servicer during the year ended December 31, ____, and of its performance under the Agreement was conducted under my supervision.

                  4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

                  5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, _____ which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None."]

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _____________, 20___.

                                             CONSECO BANK, INC.,


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT D-1

                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS

                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                              to Section 9.02(d)(i)


                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable Closing Date.

                  (i) The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the "Amendment" ), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally. The enforceability of the Transferor's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 9.01 of the Transfer and Servicing Agreement.

                                     D-1-1

                                                                     EXHIBIT D-2

                           FORM OF OPINION OF COUNSEL
                            WITH RESPECT TO ACCOUNTS

                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                         subsection 9.02(d)(ii) or (iii)


                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

                  1. To the extent that Article 9 of the New York UCC applies to the transfer of the Additional Receivables and the proceeds thereof by [the Account Owner] to the Transferor pursuant to the Supplemental Conveyance, the Supplemental Conveyance creates in favor of the transferor a security interest in the rights of [the Account Owner] in such Additional Receivables and the proceeds thereof.

                  2. To the extent that the transfer of Additional Receivables by the Transferor to the Trust pursuant to the Assignment does not constitute an absolute assignment by the Transferor to the Trust of such Additional Receivables or the proceeds thereof, the Assignment creates in favor of the Trust a security interest in the rights of the Transferor in such Additional Receivables and the proceeds thereof.

                  3. The security interests described in paragraphs 1 and 2 above are perfected and of first priority.

                                      D-2-1

                                                                     EXHIBIT D-3

                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL


                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement and in the Assignment.

                  1. The Transfer and Servicing Agreement, together with the Assignments, create in favor of the Trust a security interest in each of the relevant Transferor's rights in the Receivables identified in
         Schedule 1 to the Transfer and Servicing Agreement. Such security interest is perfected and of first priority.

                                                                      SCHEDULE I


                                List of Accounts

                   [Original list delivered to Owner Trustee]